                                                                       Exhibit 1

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]


PROFIT ANNOUCEMENT


TEMPLATE


FOR YEAR ENDED
30 SEPTEMBER 2003


INCORPORATING REQUIREMENTS
OF THE APPENDIX 4E


Westpac Banking Corporation, ABN 33 007 457 141

WESTPAC PROVIDES TEMPLATE FOR 2003 FULL YEAR EARNINGS RESULTS

Westpac announced today some changes to the way in which it will report its full year profit on 30 October 2003.

To assist investors and analysts understand these changes and update their financial models, we provide below a detailed discussion of the changes along with an updated template for the results announcement. The updated reporting template also incorporates changes in financial reporting requirements that have resulted from the introduction of Appendix 4E by the Australian Stock Exchange.

The changes include:
- the removal of the tax equivalent gross-up from reported interest income and from the net profit calculation but before tax;
- the adoption of the Adjusted Common Equity ratio (ACE) as the Group's key target capital measure, along with a target range of 4.5% to 5.0%
- a widening of the Group's Tier 1 capital target range now 6.0% to 6.75% (from 6.0% to 6.5% previously) ; and
- a decision to issue shares to meet the requirements of certain of the Group's employee share plans rather than buy those shares on-market.

In addition to these changes, Westpac is also providing details of how its recently issued hybrid equity issue, TPS, will impact 2003 and 2004 earnings.

The calculation of total committed exposures (TCE) for consumer products now includes "unused limits" to bring the TCE calculation into line with other products which better reflects the total committed exposure of the Group.

Furthermore, due to some data reclassifications, amendments have also been made to some numbers in prior corresponding periods. Updated numbers for prior corresponding periods are provided in the reporting template.

A more detailed discussion of these changes is attached. In addition, the new template for the group's 2003 results has been loaded onto the Westpac website at www.westpac.com.au/investorcentre

For further information please contact David Lording, Head of Media Relations, Westpac Banking Corporation (02) 9226 3510.

                           WESTPAC BANKING CORPORATION
                      PROFIT ANNOUNCEMENT UPDATE & TEMPLATE
                                30 SEPTEMBER 2003


1. REMOVAL OF PRESENTATION OF TAX EQUIVALENT GROSS UP

The tax equivalent gross up represents the economic benefit the Group derives from entering into various structured financing transactions that generate income subject to either a reduced or zero rate of income tax.

In prior years, the tax equivalent gross up was added to net interest income, and then reversed after the net profit calculation but before tax, so that reported numbers better reflect the economic substance of these transactions. As the tax equivalent gross-up was represented in both operating income and the tax expense it had no impact on reported after tax earnings.

From 2003, the tax equivalent gross up will not be included in the Statement of Financial Performance. This change is consistent with generally accepted accounting principles and has been implemented to bring the reporting of the Group's interest income into line with peers.

We will continue to present the benefit of these transactions on a tax equivalent basis in the results of our Institutional Bank (Section 4 "Business Unit Performance" of the 30 September 2003 Profit Announcement). The average balance sheet and the net interest spread and margin data will also continue to reflect the impact of the tax equivalent gross up. The calculation of the Group effective tax rate will not include the impact of the tax gross up and will therefore reduce our average tax rate accordingly. All comparatives have been updated to reflect the changes and are detailed in the tables below.

PREVIOUS EARNINGS (INCLUDING TAX EQUIVALENT GROSS UP)

                                                                       1H03                FY 02              FY 02
                                                                    (REPORTED)          (REPORTED)        (UNDERLYING)
                                                                       $M                   $M                 $M
----------------------------------------------------------------------------------------------------------------------
Net interest income                                                      2,108               4,146               4,146
Tax equivalent gross up                                                     98                 139                 139
Net interest income (including gross up)                                 2,206               4,285               4,285
Non-interest income                                                      1,429               2,978               2,518
                                                                 -----------------------------------------------------
Net operating income                                                     3,635               7,263               6,803
                                                                 -----------------------------------------------------
Operating expenses                                                      (1,857)             (3,895)             (3,452)
Goodwill amortisation                                                      (78)               (100)               (100)
                                                                 -----------------------------------------------------
Underlying performance                                                   1,700               3,268               3,251
                                                                 -----------------------------------------------------
Bad debts                                                                 (214)               (461)               (461)
                                                                 -----------------------------------------------------
Profit from ordinary activities before income tax                        1,486               2,807               2,790
                                                                 -----------------------------------------------------
Tax equivalent gross up                                                    (98)               (139)               (139)
Tax expense & OEI                                                         (337)               (476)               (640)
                                                                 -----------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                                1,051               2,192               2,011
                                                                 -----------------------------------------------------
Goodwill amortisation                                                       78                 100                 100
Distributions on other equity instruments                                  (34)                (48)                (48)
                                                                 -----------------------------------------------------
REPORTED CASH EARNINGS                                                   1,095               2,244               2,063
                                                                 =====================================================

EFFECTIVE TAX RATE (INCLUDING GROSS UP)                                   29.0%               21.7%               27.8%
----------------------------------------------------------------------------------------------------------------------

REMOVAL OF TAX EQUIVALENT GROSS UP

                                                                       1H03                FY 02              FY 02
                                                                    (REPORTED)          (REPORTED)        (UNDERLYING)
                                                                       $M                   $M                 $M
----------------------------------------------------------------------------------------------------------------------
Net interest income                                                        (98)               (139)               (139)
Non-interest income
                                                                 -----------------------------------------------------
Net operating income                                                       (98)               (139)               (139)
                                                                 -----------------------------------------------------
Operating expenses
Goodwill amortisation
                                                                 -----------------------------------------------------
Underlying performance                                                     (98)               (139)               (139)
                                                                 -----------------------------------------------------
Bad debts
                                                                 -----------------------------------------------------
Profit from ordinary activities before income tax                          (98)               (139)               (139)
                                                                 -----------------------------------------------------
Tax equivalent gross up                                                     98                 139                 139
Tax expense & OEI
                                                                 -----------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                                    -                   -                   -
                                                                 -----------------------------------------------------
Goodwill amortisation
Distributions on other equity instruments
                                                                 -----------------------------------------------------
REPORTED CASH EARNINGS                                                       -                   -                   -
======================================================================================================================

REVISED EARNINGS (EXCLUDING TAX EQUIVALENT GROSS UP)

                                                                       1H03                FY 02              FY 02
                                                                    (REPORTED)          (REPORTED)        (UNDERLYING)
                                                                       $M                   $M                 $M
----------------------------------------------------------------------------------------------------------------------
Net interest income (excluding gross up)                                 2,108               4,146               4,146
Non-interest income                                                      1,429               2,978               2,518
                                                                 -----------------------------------------------------
Net operating income                                                     3,537               7,124               6,664
                                                                 -----------------------------------------------------
Operating expenses                                                      (1,857)             (3,895)             (3,452)
Goodwill amortisation                                                      (78)               (100)               (100)
                                                                 -----------------------------------------------------
Underlying performance                                                   1,602               3,129               3,112
                                                                 -----------------------------------------------------
Bad debts                                                                 (214)               (461)               (461)
                                                                 -----------------------------------------------------
Profit from ordinary activities before income tax                        1,388               2,668               2,651
                                                                 -----------------------------------------------------
Tax equivalent gross up                                                      -                   -                   -
Tax expense & OEI                                                         (337)               (476)               (640)
                                                                 -----------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                                1,051               2,192               2,011
                                                                 -----------------------------------------------------
Goodwill amortisation                                                       78                 100                 100
Distributions on other equity instruments                                  (34)                (48)                (48)
                                                                 -----------------------------------------------------
REPORTED CASH EARNINGS                                                   1,095               2,244               2,063
                                                                 =====================================================

EFFECTIVE TAX RATE (EXCLUDING GROSS UP)                                   24.0%               17.7%               24.0%
----------------------------------------------------------------------------------------------------------------------

2. ADJUSTED COMMON EQUITY

Following a review of our capital ratios and targets we have changed our key target capital measure from Tangible Ordinary Equity (TOE) to Adjusted Common Equity (ACE) with a target range of 4.5% to 5.0%. We have also widened our target range for the Group's Tier 1 ratio from 6.00% to 6.75%, previously 6.0% to 6.5%.

Over recent years, the ACE ratio has become the capital measure most frequently used by analysts and rating agencies to assess a bank's capital strength. This ratio has been adopted because it is widely accepted and is a conservative measure of the amount of ordinary equity that explicitly supports a banking business, deducting the entire investment in non-banking subsidiaries from shareholders equity.

The adoption of an ACE ratio target is particularly appropriate given the change in our business mix during calendar 2002, with the divestment of AGC and the acquisition of two wealth management businesses, Rothschild Australia Asset Management and BT Funds Management.

ACE is calculated based on Tier 1 capital, less investments in non-banking subsidiaries and hybrid equity. ACE has been calculated and included in the attached template for all periods disclosed. The components of ACE will be presented in Section 6, Note 20 "Capital Adequacy" in our final 2003 Profit Announcement, including comparative period data.

3. EMPLOYEE SHARE PLAN

In 2003, the Westpac Board approved the issue of new ordinary shares to satisfy the allocation of shares issued to employees under our Employee Share Plan
(ESP). In previous years, these shares have been purchased on-market and an expense recognised for the cost of acquiring the shares.

The decision to issue shares, rather than buy shares on-market, is to align the ESP program with Westpac's other equity based remuneration schemes. Issuing new shares to employees incurs no transaction costs and is operationally simpler than buying shares on-market.

Under current Australian Accounting standards, the issue of new ordinary shares by Westpac to employees does not represent an expense. Accordingly, our 2003 Group earnings will not include an expense for shares to be issued in respect of 2003 performance. An expense of $10 million (727,700 shares) was reflected in the Statement of Financial Performance for the equivalent program in 2002. This amount is included in expenses in the comparative data.

4. HYBRID EQUITY ISSUE

On 13 August 2003, Westpac issued USD 750 million in hybrid equity called Trust Preferred Securities (TPS). As Westpac does not provide for dividends until they are declared and does not expect a distribution to be declared on the TPS until 31 March 2004, Westpac will record a benefit in its 2003 accounts. This benefit arises because Westpac has the use of the funds from the issue of TPS but has incurred no liability on the funds raised in the 2003 financial year. The benefit to net profit after tax and cash earnings is approximately $5 million for full year 2003.

This benefit will reverse in the first half of 2004 when the first distribution is made, on 31 March 2004. Subsequent distributions on TPS are scheduled to occur every six months, on 31 March and 30 September.

5. TOTAL COMMITTED EXPOSURES (TCE)

In 2003, we changed the basis for calculating total committed exposures. Previously, we included the actual amount outstanding for consumer products in our calculation of total committed exposures. We now also include the amount of unused limits in this calculation. The change was made to reflect the greater redraw capacity of mortgage products and limits granted on credit cards. The change aligns the calculation of total committed exposures on consumer products with other products across the bank and better reflects the total exposure of the Group. All prior period comparatives have been restated to reflect this change and are detailed in the table below.

$M                     MAR-03      SEP-02
------------------------------------------
Previous TCE           225,812     217,390
Impact of change        25,718      22,923
                       -------------------
Revised TCE            251,530     240,313
------------------------------------------

6. DATA RECLASSIFICATIONS

The attached template includes prior corresponding period data, some of which have changed from data reported in previous periods. Changes have been made where the management reporting restructure has changed or an accounting reclassification has occurred in the current period. Prior corresponding period data is restated to ensure that it is comparable with data presented in the current period.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RESULTS FOR ANNOUNCEMENT TO THE MARKET        Full Year Profit Announcement 2003


Revenues from ordinary activities                     up/down       to
Profit from ordinary activities after tax
  attributable to equity holders                      up/down       to
Net profit for the period attributable to equity
  holders                                             up/down       to

DIVIDEND DISTRIBUTIONS (CENTS PER SHARE)       Amount per security     Franked amount per security
--------------------------------------------------------------------------------------------------
Final Dividend
Interim Dividend

Record date for determining entitlements to the dividend        xx (Sydney)
                                                               xx (New York)
                                                            xx (NZ Class shares)

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

TABLE OF CONTENTS                             Full Year Profit Announcement 2003

PRESS RELEASE....................................................................

1.    PROFIT OVERVIEW............................................................
      1.1    Overview of the reported 2003 results...............................
      1.2    Outlook.............................................................

2.    RESULTS AT A GLANCE........................................................
      2.1    Earnings............................................................
      2.2    Summary - Statement of Financial Position...........................

3.    REVIEW OF GROUP OPERATIONS.................................................
      3.1    Summary.............................................................
      3.2    Review of underlying earnings.......................................
      3.3    Capital and dividends...............................................
      3.4    Credit quality......................................................
      3.5    Corporate governance and responsibility.............................

4.    BUSINESS UNIT PERFORMANCE..................................................
      4.1    Business and Consumer Banking.......................................
      4.2    BT Financial Group..................................................
      4.3    Westpac Institutional Bank..........................................
      4.4    New Zealand Banking.................................................

5.    BT FINANCIAL GROUP.........................................................
      5.1    Total funds management and life insurance risk businesses...........
      5.2    Funds management business...........................................
      5.3    Life insurance risk business........................................
      5.4    Other business......................................................
      5.5    Embedded value and value of new business............................

6.    2003 FINAL FINANCIAL INFORMATION...........................................
      Index to Section 6.........................................................
      6.1    Consolidated Statement of Financial Performance.....................
      6.2    Consolidated Statement of Financial Position........................
      6.3    Consolidated Statement of Cash Flows................................
      6.4    Movement in retained profits........................................
      6.5    Notes to full year 2003 financial information.......................
      6.6    Statement in relation to audit of accounts..........................

7.    OTHER INFORMATION..........................................................
      7.1    Credit ratings......................................................
      7.2    Exchange rates......................................................
      7.3    Disclosure regarding Forward-Looking Statements.....................
      7.4    Shareholder calendar................................................

8.    RECONCILIATION OF REPORTED RESULTS.........................................
      8.1    Year end reconciliation.............................................
      8.2    Half year reconciliation............................................
      8.3    Reconciliation of significant items.................................
      8.4    Detailed tax reconciliation.........................................

9.    ECONOMIC PROFIT............................................................

10.   GLOSSARY...................................................................

In this announcement references to 'Westpac', 'the Group', 'we', 'us' and 'our' are to Westpac Banking Corporation and its consolidated subsidiaries.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

PRESS RELEASE                                 Full Year Profit Announcement 2003

PRESS RELEASE

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

1.      PROFIT OVERVIEW                       Full Year Profit Announcement 2003


1.1     OVERVIEW OF THE REPORTED 2003 RESULTS


1.2     OUTLOOK

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2.      RESULTS AT A GLANCE                    Year End Profit Announcement 2003

2.1     EARNINGS

Our 2003 full year earnings are presented in the table below as both net profit attributable to equity holders and cash earnings. We believe our financial performance is better measured on a cash earnings basis, as it adjusts our result for two material items which do not reflect cash flows available to ordinary shareholders: amortisation of goodwill and dividends paid on our hybrid equity.

$M                                                                                % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
REPORTED CASH EARNINGS                                    SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                      2,108                                4,146
Non-interest income                                                      1,429                                2,978
                                                        -----------------------------------------------------------------------
Net operating income                                                     3,537                                7,124
Operating expenses                                                      (1,857)                              (3,895)
Goodwill amortisation                                                      (78)                                (100)
                                                        -----------------------------------------------------------------------
Underlying performance                                                   1,602                                3,129
Bad debts                                                                 (214)                                (461)
                                                        -----------------------------------------------------------------------
Profit from ordinary activities before income tax                        1,388                                2,668
Tax expense                                                               (333)                                (471)
Net profit attributable to outside equity interests                         (4)                                  (5)
                                                        -----------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                                1,051                                2,192
                                                        -----------------------------------------------------------------------
Goodwill amortisation                                                       78                                  100
Distributions on other equity instruments                                  (34)                                 (48)
                                                        -----------------------------------------------------------------------
REPORTED CASH EARNINGS                                                   1,095                                2,244
===============================================================================================================================

Our 2002 comparatives include several significant items. The reconciliation below adjusts reported 2002 cash earnings for significant items to derive underlying earnings. A more detailed reconciliation is provided in section 8.1 and section 8.2, and an explanation of the adjustments is provided in section 8.3.

$M                                                                                % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
CASH EARNINGS RECONCILIATION                              SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02    SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Reported cash earnings                                                   1,095                                2,244
Significant items                                                            -                                 (181)
                                                        -----------------------------------------------------------------------
Underlying cash earnings                                                 1,095                                2,063
-------------------------------------------------------------------------------------------------------------------------------

$M                                                                                % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
UNDERLYING CASH EARNINGS                                  SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                      2,108                                4,146
Non-interest income                                                      1,429                                2,518
                                                        -----------------------------------------------------------------------
Net operating income                                                     3,537                                6,664
Operating expenses                                                      (1,857)                              (3,452)
Goodwill amortisation                                                      (78)                                (100)
                                                        -----------------------------------------------------------------------
Underlying performance                                                   1,602                                3,112
Bad debts                                                                 (214)                                (461)
                                                        -----------------------------------------------------------------------
Profit from ordinary activities before income tax                        1,388                                2,651
Tax expense                                                               (333)                                (635)
Net profit attributable to outside equity interests                         (4)                                  (5)
                                                        -----------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                                1,051                                2,011
                                                        -----------------------------------------------------------------------
Goodwill amortisation                                                       78                                  100
Distributions on other equity instruments                                  (34)                                 (48)
                                                        -----------------------------------------------------------------------
UNDERLYING CASH EARNINGS                                                 1,095                                2,063
===============================================================================================================================

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RESULTS AT A GLANCE                            Year End Profit Announcement 2003

2.1.1   KEY FINANCIAL DATA

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
                                                          SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER VALUE
UNDERLYING CASH EARNINGS PER ORDINARY SHARE                               60.3                                113.9
Reported cash earnings per ordinary share (cents)                         60.3                                123.8
Earnings per ordinary share (cents)                                       56.0                                118.3
Weighted average ordinary shares (millions)                              1,815                                1,812
Fully franked dividends per ordinary share (cents)                          38                                   70
Dividend payout ratio - reported cash earnings (%)                        63.0                                 56.5
Dividend payout ratio - underlying cash earnings (%)                      63.0                                 61.5
Net tangible assets per ordinary share ($)                                4.69                                 4.56

PRODUCTIVITY AND EFFICIENCY
Expense to income ratio (%)                                               52.5                                 54.7
Underlying expense to income ratio (%)                                    52.5                                 51.8
Total banking group expense to income ratio (%)                           51.7                                 54.7
Full time equivalent staff (FTE)                                        26,131                               24,776
Income per average FTE ($ 000's)                                           140                                  270

BUSINESS PERFORMANCE
Net interest spread (%) (1)                                               2.39                                 2.45
Net interest margin (%) (1)                                               2.68                                 2.80
Economic profit ($m)                                                       659                                1,380
Underlying economic profit ($m)                                            659                                1,198
===============================================================================================================================

ANALYSIS OF MOVEMENT IN FULL TIME EQUIVALENT (FTE) STAFF
-------------------------------------------------------------------------------------------------------------------------------
FTE AS AT 30 SEPTEMBER 2002                                                                                              24,776


                                                                                                             ------------------
FTE AS AT 30 SEPTEMBER 2003
-------------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF ORDINARY SHARES ON ISSUE (MILLIONS)
-------------------------------------------------------------------------------------------------------------------------------
NUMBER OF ORDINARY SHARES ISSUED AT 1 OCTOBER 2002                                                                        1,807
Number of fully paid ordinary shares issued
Number of shares issued on conversion of equity based compensation instruments
Number of shares issued as part of the Dividend Reinvestment Program (DRP)                                             --------
NUMBER OF ORDINARY SHARES ISSUED AT 30 SEPTEMBER 2003
-------------------------------------------------------------------------------------------------------------------------------

(1). INCLUDES TAX EQUIVALENT GROSS UP OF $99 MILLION IN THE SIX MONTHS TO MARCH 2003 AND $X MILLION IN THE FULL YEAR TO 30 SEPTEMBER 2003 ($98 MILLION 1H02, $139 MILLION FY02).

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RESULTS AT A GLANCE                            Year End Profit Announcement 2003


2.2     SUMMARY - STATEMENT OF FINANCIAL POSITION

                                                                                                        % MOV'T         % MOV'T
                                                          30 SEPT     31 MARCH           30 SEPT        MAR 03-        SEPT 02-
$M                                                           2003         2003              2002        SEPT 03         SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                                                                     1,924             1,669
Due from other financial institutions                                    5,010             5,242
Trading and investment securities                                       11,882            13,956
Loans and acceptances                                                  153,773           140,658
Life insurance assets                                                    9,936             7,566
Other assets(1)                                                         23,905            21,946
                                                          ---------------------------------------------------------------------
TOTAL ASSETS                                                           206,430           191,037
===============================================================================================================================
LIABILITIES
Due to other financial institutions                                      3,646             4,731
Deposits and public borrowings                                         122,029           110,763
Debt issues                                                             29,764            27,575
Acceptances                                                              3,883             4,788
Life insurance policy liabilities                                        9,348             7,163
Loan capital                                                             4,728             4,512
Other liabilities(2)                                                    20,748            21,037
                                                          ---------------------------------------------------------------------
TOTAL LIABILITIES                                                      194,146           180,569
===============================================================================================================================
TOTAL EQUITY                                                            12,284            10,468
-------------------------------------------------------------------------------------------------------------------------------


2.2.1   KEY FINANCIAL DATA

                                                                                   % MOV'T                               % MOV'T
                                                         HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
                                                           SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY AND CAPITAL ADEQUACY
Reported return on average ordinary equity                                19.2%                                21.7%
Underlying cash earnings to average ordinary equity                       20.7%                                20.9%
Total capital ratio                                                        9.9%                                 9.6%
Tier 1 capital ratio                                                       6.4%                                 6.5%
Adjusted common equity to risk weighted assets                             4.8%                                 5.5%
Risk weighted assets ($m)                                              137,828                              128,651
Total committed exposures(3)                                           251,530                              240,313
Average ordinary equity ($m)                                            10,618                                9,890
Average total equity ($m)                                               11,470                               10,371

ASSET QUALITY
Total impaired assets to gross loans and acceptances                       0.3%                                 0.5%
Net impaired assets to equity and general provisions                       2.3%                                 3.5%
Specific provisions to total impaired assets                              42.1%                                40.1%
General provisions to non-housing loans and acceptances                    1.7%                                 1.7%
General provisions to risk weighted assets                                 0.9%                                 0.9%
Total provisions to gross loans and acceptances                            1.0%                                 1.0%
Total bad and doubtful debt charge to average loans
  and acceptances (basis points)                                            29                                   33
-------------------------------------------------------------------------------------------------------------------------------

(1). INCLUDES FIXED ASSETS, GOODWILL, OTHER FINANCIAL MARKET ASSETS, FUTURE INCOME TAX BENEFIT AND THE PREPAID SUPERANNUATION CONTRIBUTION ASSET.
(2). INCLUDES PROVISION FOR INCOME TAX, DEFERRED TAX LIABILITIES AND OTHER FINANCIAL MARKET LIABILITIES.
(3). IN 2003, WE CHANGED THE BASIS FOR CALCULATING TOTAL COMMITTED EXPOSURES. PREVIOUSLY, WE INCLUDED THE ACTUAL AMOUNT OUTSTANDING FOR CONSUMER PRODUCTS IN OUR CALCULATION OF TOTAL COMMITTED EXPOSURE. WE NOW ALSO INCLUDE THE AMOUNT OF UNUSED LIMITS IN THIS CALCULATION. THE CHANGE WAS MADE TO REFLECT THE GREATER REDRAW CAPABILITY OF MORTGAGE PRODUCTS AND LIMITS GRANTED ON CREDIT CARDS AND BETTER REFLECTS THE TOTAL EXPOSURE OF THE GROUP. ALL PRIOR PERIOD COMPARATIVES HAVE BEEN RESTATED TO REFLECT THIS CHANGE.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

3.      REVIEW OF GROUP OPERATIONS             Year End Profit Announcement 2003


3.1     SUMMARY

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

REVIEW OF GROUP OPERATIONS                     Year End Profit Announcement 2003

3.2     REVIEW OF UNDERLYING EARNINGS

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                      2,108                                4,146
Non-interest income                                                      1,429                                2,518
                                                        -----------------------------------------------------------------------
Net operating income                                                     3,537                                6,664
Operating expenses                                                      (1,857)                              (3,452)
Goodwill amortisation                                                      (78)                                (100)
                                                        -----------------------------------------------------------------------
Underlying performance                                                   1,602                                3,112
Bad debts                                                                 (214)                                (461)
                                                        -----------------------------------------------------------------------
Profit from ordinary activities before income tax                        1,388                                2,651
Tax expense                                                               (333)                                (635)
Net profit attributable to outside equity interests                         (4)                                  (5)
                                                        -----------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                                1,051                                2,011
                                                        -----------------------------------------------------------------------
Goodwill amortisation                                                       78                                  100
Distributions on other equity instruments                                  (34)                                 (48)
                                                        -----------------------------------------------------------------------
UNDERLYING CASH EARNINGS                                                 1,095                                2,063
===============================================================================================================================

OPERATING INCOME


NET INTEREST INCOME

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REVIEW OF GROUP OPERATIONS                     Year End Profit Announcement 2003

NON-INTEREST INCOME

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
PRODUCT
  Foreign exchange                                                         142                                  255
  Interest rate                                                            109                                  133
  Other                                                                     27                                   21
                                                        -----------------------------------------------------------------------
TOTAL FINANCIAL MARKETS PRODUCT INCOME                                     278                                  409
                                                        -----------------------------------------------------------------------
INCOME CLASSIFICATION
  Net interest income                                                      105                                  136
  Non-interest income                                                      173                                  273
    TRADING INCOME                                                         145                                  223
    DIVIDEND INCOME                                                         15                                   26
    OTHER NON-INTEREST INCOME                                               13                                   24
TOTAL FINANCIAL MARKETS PRODUCT INCOME                                     278                                  409
-------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES


BAD DEBTS

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REVIEW OF GROUP OPERATIONS                     Year End Profit Announcement 2003


3.3     CAPITAL AND DIVIDENDS


3.4     CREDIT QUALITY

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REVIEW OF GROUP OPERATIONS                     Year End Profit Announcement 2003


3.5     CORPORATE GOVERNANCE AND RESPONSIBILITY
SUSTAINABILITY INITIATIVES


EXTERNAL GOVERNANCE AND RESPONSIBILITY ASSESSMENT

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

Business unit results are presented on a management reporting basis. Internal charges and transfer pricing adjustments are included in the performance of each business reflecting the management, rather than the legal structure. Consequently these results cannot be compared to results for individual legal entities.

An internal transfer pricing framework attributes value between business units. Its primary attributes are:

- product groups pay the distribution areas an arm's length fee based on external market benchmarks;

- product balances are fully transfer priced at interbank rates according to the tenor of the underlying transactions;

-  all overhead costs are applied to revenue generating businesses; and

-  capital is allocated to business groups using designated risk factors.

Significant items recognised in the Group's 2002 reported results are not recognised in the relevant business units for this analysis.

Where the management reporting structure or accounting classification has changed, comparatives have been restated and may differ from results previously reported. The results for AGC have been identified separately in 2002 comparative data from Business and Consumer Banking and New Zealand Banking for clarity.

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
BUSINESS AND CONSUMER BANKING                                              575                                1,072
  CONSUMER DISTRIBUTION                                                    144                                  295
  BUSINESS DISTRIBUTION                                                    189                                  301
  CONSUMER PRODUCTS                                                        185                                  367
  BUSINESS PRODUCTS                                                         57                                  109
WESTPAC INSTITUTIONAL BANK                                                 203                                  275
NEW ZEALAND BANKING                                                        161                                  278
                                                        -----------------------------------------------------------------------
BANKING GROUP'S CONTRIBUTION                                               939                                1,625
Corporate Centre & Group Items                                              70                                  204
                                                        -----------------------------------------------------------------------
TOTAL BANKING CASH EARNINGS                                              1,009                                1,829
                                                        -----------------------------------------------------------------------

BT FINANCIAL GROUP*
  FUNDS MANAGEMENT                                                          54                                   98
  LIFE INSURANCE RISK                                                       30                                   55
  OTHER                                                                      2                                  (25)
                                                        -----------------------------------------------------------------------
TOTAL WEALTH MANAGEMENT CASH EARNINGS                                       86                                  128
                                                        -----------------------------------------------------------------------
TOTAL CURRENT BUSINESSES CASH EARNINGS                                   1,095                                1,957
AGC                                                                          -                                  106
                                                        -----------------------------------------------------------------------
UNDERLYING CASH EARNINGS                                                 1,095                                2,063
Significant items                                                            -                                  181
-------------------------------------------------------------------------------------------------------------------------------
TOTAL REPORTED CASH EARNINGS                                             1,095                                2,244
-------------------------------------------------------------------------------------------------------------------------------

* BT FINANCIAL GROUP (BTFG) REPRESENTS OUR TOTAL WEALTH MANAGEMENT BUSINESS AND INCORPORATES OUR LEGACY WESTPAC FINANCIAL SERVICES (WFS) AND WESTPAC LIFE BUSINESSES, AS WELL AS ROTHSCHILD AUSTRALIA ASSET MANAGEMENT (RAAM) AND BT FUNDS MANAGEMENT (BTFM).

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BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

EXPENSE TO INCOME RATIO

                                                                                    MOV'T                                 MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Business and Consumer Banking                                             53.9%                                55.9%
Westpac Institutional Bank(1)                                             41.7%                                42.5%
New Zealand Banking                                                       47.8%                                48.9%

TOTAL BANKING(2)                                                          51.7%                                54.7%

BT Financial Group
   FUNDS MANAGEMENT                                                       71.6%                                58.9%
   LIFE INSURANCE RISK                                                    36.5%                                30.2%
                                                        -----------------------------------------------------------------------
Total wealth                                                              61.7%                                54.0%
                                                        -----------------------------------------------------------------------
AGC                                                                          -                                 25.8%
Total Group - underlying business                                         52.5%                                51.8%
Total Group                                                               52.5%                                54.7%
-------------------------------------------------------------------------------------------------------------------------------

(1). INCLUDES TAX EQUIVALENT GROSS UP OF $99 MILLION IN THE SIX MONTHS TO MARCH 2003 AND $X MILLION IN THE FULL YEAR TO 30 SEPTEMBER 2003 ($98 MILLION 1H02, $139 MILLION FY02).
(2). TOTAL BANKING RATIOS INCLUDE CORPORATE CENTRE AND GROUP ITEMS.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1     BUSINESS AND CONSUMER BANKING

Business and Consumer Banking (BCB) is responsible for sales, servicing and product development for all consumer, small to medium-sized business and wealth customers within Australia and parts of Asia. Core business activities are conducted through a nationwide network of branches, call centres, ATMs, internet banking services and mobile sales forces. BCB's front line staff are responsible for the delivery of sales and service related functions on a broad range of financial products including home, personal and business finance lending, savings and investment accounts, credit cards and wealth.

4.1.1   TOTAL BUSINESS AND CONSUMER BANKING

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                      1,512                                2,834
Non-interest income                                                        603                                1,192
                                                        -----------------------------------------------------------------------
Operating income                                                         2,115                                4,026
Operating expenses                                                      (1,139)                              (2,250)
                                                        -----------------------------------------------------------------------
Core earnings                                                              976                                1,776
Bad debts                                                                 (149)                                (272)
                                                        -----------------------------------------------------------------------
Operating profit before tax                                                827                                1,504
Tax and outside equity interests                                          (252)                                (432)
                                                        -----------------------------------------------------------------------
CASH EARNINGS                                                              575                                1,072
                                                        -----------------------------------------------------------------------
Goodwill amortisation                                                      (29)                                 (58)
PROFIT ON OPERATIONS                                                       546                                1,014
                                                        -----------------------------------------------------------------------

Economic profit                                                            443                                  862
Expense to income ratio                                                   53.9%                                55.9%

                                                                           $BN                                  $BN
Deposits and other public borrowings                                      65.2                                 61.5
Net loans and acceptances                                                108.2                                 98.9
Total assets                                                             110.6                                101.6
-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

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BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.2   CONSUMER DISTRIBUTION

Consumer Distribution includes the activities of: the Financial Planner and Advisory Sales force, the home loan sales force, and the national service network (excluding rural and regional locations). Operating income is earned from product groups for sales and services provided to customers. Bad debts are carried by the consumer product business.

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                        (15)                                 (19)
Non-interest income                                                        601                                1,182
                                                        -----------------------------------------------------------------------
Operating income                                                           586                                1,163
Operating expenses                                                        (378)                                (745)
                                                        -----------------------------------------------------------------------
Core earnings                                                              208                                  418
Bad debts                                                                    -                                    -
                                                        -----------------------------------------------------------------------
Operating profit before tax                                                208                                  418
Tax and outside equity interests                                           (64)                                (123)
                                                        -----------------------------------------------------------------------
CASH EARNINGS                                                              144                                  295
                                                        -----------------------------------------------------------------------
Goodwill amortisation                                                       (8)                                 (16)
                                                        -----------------------------------------------------------------------
PROFIT ON OPERATIONS                                                       136                                  279
                                                        -----------------------------------------------------------------------

Economic profit                                                            132                                  272
Expense to income ratio                                                   64.5%                                64.1%

                                                                           $BN                                  $BN
Total assets                                                               0.5                                  0.1
-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.2   CONSUMER DISTRIBUTION (CONTINUED)
KEY BUSINESS DRIVERS


BUSINESS DEVELOPMENTS

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.3   BUSINESS DISTRIBUTION

Business Distribution includes our middle market and small business sales force and service centres as well as our regional service network. Operating income is earned from the product groups for sales and services provided to customers. The bad debt expense for business banking customers is recognised in this division.

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                         41                                   80
Non-interest income                                                        693                                1,242
                                                        -----------------------------------------------------------------------
Operating income                                                           734                                1,322
Operating expenses                                                        (418)                                (813)
                                                        -----------------------------------------------------------------------
Core earnings                                                              316                                  509
Bad debts                                                                  (43)                                 (86)
                                                        -----------------------------------------------------------------------
Operating profit before tax                                                273                                  423
Tax and outside equity interests                                           (84)                                (122)
                                                        -----------------------------------------------------------------------
CASH EARNINGS                                                              189                                  301
                                                        -----------------------------------------------------------------------
Goodwill amortisation                                                      (11)                                 (22)
PROFIT ON OPERATIONS                                                       178                                  279
                                                        -----------------------------------------------------------------------

Economic profit                                                            128                                  189
Expense to income ratio                                                   56.9%                                61.5%

                                                                           $BN                                  $BN
Total assets                                                               0.9                                  0.5
-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.3   BUSINESS DISTRIBUTION (CONTINUED)
KEY BUSINESS DRIVERS


BUSINESS DEVELOPMENTS

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.4   CONSUMER PRODUCTS

Consumer Products comprises home lending, credit cards, transaction and deposit accounts, personal loans, and general insurance. Sales and service commissions passed to the distribution businesses are recorded as a charge against non-interest income. The bad debt expense for consumer customers is recognised in this division.

                                                                                  % MOV'T                               % MOV'T
                                                        HALF YEAR    HALF YEAR    MAR 03-    FULL YEAR    FULL YEAR    SEPT 02-
$M                                                        SEPT 03     MARCH 03    SEPT 03      SEPT 03      SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                      1,023                                1,945
Non-interest income                                                       (447)                                (827)
                                                        -----------------------------------------------------------------------
Operating income                                                           576                                1,118
Operating expenses                                                        (205)                                (427)
                                                        -----------------------------------------------------------------------
Core earnings                                                              371                                  691
Bad debts                                                                 (106)                                (186)
                                                        -----------------------------------------------------------------------
Operating profit before tax                                                265                                  505
Tax and outside equity interests                                           (80)                                (138)
                                                        -----------------------------------------------------------------------
CASH EARNINGS                                                              185                                  367
                                                        -----------------------------------------------------------------------
Goodwill amortisation                                                       (9)                                 (18)
PROFIT ON OPERATIONS                                                       176                                  349
                                                        -----------------------------------------------------------------------

Economic profit                                                            139                                  310
Expense to income ratio                                                   35.6%                                38.2%

                                                                           $BN                                  $BN
Deposits and other public borrowings                                      44.1                                 40.7
Net loans and acceptances                                                 80.1                                 73.8
Total assets                                                              80.8                                 74.5
-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.4   CONSUMER PRODUCTS (CONTINUED)
KEY BUSINESS DRIVERS

BUSINESS DEVELOPMENTS

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.5   BUSINESS PRODUCTS

Business Products includes business lending, deposit and transaction accounts, and working capital activities. Sales and service commissions passed to the distribution businesses are recorded as a charge against non-interest income. Bad debt expenses are carried by the distribution business.

                                                                       % MOV'T                             % MOV'T
                                               HALF YEAR   HALF YEAR    MAR 03-   FULL YEAR  FULL YEAR    SEPT 02-
$M                                               SEPT 03    MARCH 03    SEPT 03     SEPT 03    SEPT 02     SEPT 03
------------------------------------------------------------------------------------------------------------------
Net interest income                                             463                               828
Non-interest income                                            (244)                             (405)
                                                ------------------------------------------------------------------
Operating income                                                219                               423
Operating expenses                                             (138)                             (265)
                                                ------------------------------------------------------------------
Core earnings                                                    81                               158
Bad debts                                                         -                                 -
                                                ------------------------------------------------------------------
Operating profit before tax                                      81                               158
Tax and outside equity interests                                (24)                              (49)
                                                ------------------------------------------------------------------
CASH EARNINGS                                                    57                               109
                                                ------------------------------------------------------------------
Goodwill amortisation                                            (1)                               (2)
PROFIT ON OPERATIONS                                             56                               107
                                                ------------------------------------------------------------------

Economic profit                                                  44                                91
Expense to income ratio                                        63.2%                             62.6%

                                                                $BN                               $BN
Deposits and other public borrowings                           21.1                              20.8
Net loans and acceptances                                      28.1                              25.1
Total assets                                                   28.5                              26.5
------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.1.5   BUSINESS PRODUCTS (CONTINUED)
KEY BUSINESS DRIVERS

BUSINESS DEVELOPMENTS

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.2     BT FINANCIAL GROUP

BT Financial Group (BTFG), our wealth management business, designs, manufactures and services financial products that enable our customers to achieve their financial goals through the accumulation, management and protection of personal wealth. These financial products include managed investments, personal and business superannuation, life insurance, income protection, discount securities broking, margin lending, client portfolio administration ('Wrap') platforms, portfolio management and administration of corporate superannuation. Distribution of BTFG products is conducted through our Australian and New Zealand banking distribution businesses and an extensive range of independent financial advisers.

                                                                       % MOV'T                            % MOV'T
                                                HALF YEAR  HALF YEAR   MAR 03-    FULL YEAR  FULL YEAR   SEPT 02-
$M                                                SEPT 03   MARCH 03   SEPT 03      SEPT 03    SEPT 02    SEPT 03
------------------------------------------------------------------------------------------------------------------
Net interest income                                              45                                29
Non-interest income                                             245                               306
                                                ------------------------------------------------------------------
Operating income                                                290                               335
Operating expenses                                             (179)                             (181)
                                                ------------------------------------------------------------------
Core earnings                                                   111                               154
Bad debts                                                         -                                 -
                                                ------------------------------------------------------------------
Operating profit before tax                                     111                               154
Tax and outside equity interests                                (25)                              (26)
                                                ------------------------------------------------------------------
CASH EARNINGS                                                    86                               128
                                                ------------------------------------------------------------------
Goodwill amortisation                                           (28)                               (4)
PROFIT ON OPERATIONS                                             58                               124
                                                ------------------------------------------------------------------

Economic profit                                                   8                                75
Expense to income ratio                                        61.7%                             54.0%

                                                                $BN                               $BN
Total assets                                                   13.6                               9.1
Funds under management                                         42.5                              33.0
------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.2     BT FINANCIAL GROUP (CONTINUED)

KEY BUSINESS DRIVERS


BUSINESS DEVELOPMENTS

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.3     WESTPAC INSTITUTIONAL BANK

The Institutional Bank meets the financial needs of corporations and institutions either based in, or with interests in Australia and New Zealand. It also provides certain services to middle market business banking customers in Australia and New Zealand.

                                                                       % MOV'T                             % MOV'T
                                                HALF YEAR HALF YEAR    MAR 03-    FULL YEAR   FULL YEAR   SEPT 02-
$M                                                SEPT 03  MARCH 03    SEPT 03      SEPT 03     SEPT 02    SEPT 03
------------------------------------------------------------------------------------------------------------------
Net interest income(1)                                          298                               481
Non-interest income                                             261                               479
                                                ------------------------------------------------------------------
Operating income                                                559                               960
Operating expenses                                             (233)                             (408)
                                                ------------------------------------------------------------------
Core earnings                                                   326                               552
Bad debts                                                       (43)                             (139)
                                                ------------------------------------------------------------------
Operating profit before tax                                     283                               413
Tax and outside equity interests(1)                             (80)                             (138)
                                                ------------------------------------------------------------------
CASH EARNINGS                                                   203                               275
                                                ------------------------------------------------------------------
Goodwill amortisation                                            (1)                                -
PROFIT ON OPERATIONS                                            202                               275
                                                ------------------------------------------------------------------

Economic profit                                                 125                               124
Expense to income ratio                                        41.7%                             42.5%

                                                                $BN                               $BN
Deposits and other public borrowings                           11.7                              12.0
Net loans and acceptances                                      22.4                              21.5
Total assets                                                   50.2                              49.1
------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF


(1). INCLUDES TAX EQUIVALENT GROSS UP OF $99 MILLION IN THE SIX MONTHS TO MARCH 2003 AND $X MILLION IN THE FULL YEAR TO 30 SEPTEMBER 2003 ($98 MILLION 1H02, $139 MILLION FY02).

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.3     WESTPAC INSTITUTIONAL BANK (CONTINUED)

KEY BUSINESS DRIVERS


BUSINESS DEVELOPMENTS

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BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.4     NEW ZEALAND BANKING

New Zealand banking operations provide banking and wealth management products and services to New Zealand consumer and business customers. The table below shows the results of New Zealand banking and commercial banking operations and Westpac Investment Management business. The results do not include the performance of New Zealand Institutional Bank, New Zealand Life Company or BT New Zealand. All figures are in Australian dollars (A$) and local currency movements have also been noted. Comparatives are reported excluding 2002 AGC earnings.

                                                                          LOCAL CCY                                  LOCAL CCY
                                                                 % MOV'T    % MOV'T                         % MOV'T    % MOV'T
                                          HALF YEAR  HALF YEAR   MAR 03-    MAR 03-  FULL YEAR  FULL YEAR  SEPT 02-   SEPT 02-
$M                                          SEPT 03   MARCH 03   SEPT 03    SEPT 03    SEPT 03    SEPT 02   SEPT 03    SEPT 03
------------------------------------------------------------------------------------------------------------------------------
Net interest income                                        346                                        617
Non-interest income                                        158                                        287
                                          ------------------------------------------------------------------------------------
Operating income                                           504                                        904
Operating expenses                                        (241)                                      (442)
                                          ------------------------------------------------------------------------------------
Core earnings                                              263                                        462
Bad debts                                                  (22)                                       (46)
                                          ------------------------------------------------------------------------------------
Operating profit before tax                                241                                        416
Tax and outside equity interests                           (80)                                      (138)
                                          ------------------------------------------------------------------------------------
CASH EARNINGS                                              161                                        278
                                          ------------------------------------------------------------------------------------
Goodwill amortisation                                      (18)                                       (37)
PROFIT ON OPERATIONS                                       143                                        241
                                          ------------------------------------------------------------------------------------

Economic profit                                             80                                        119
Expense to income ratio                                   47.8%                                      48.9%

                                                           $BN                                        $BN
Deposits and other public
borrowings                                                15.2                                       14.2
Net loans                                                 21.2                                       18.9
Total assets                                              22.3                                       19.9
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE (LOCAL CURRENCY)
FULL YEAR


SECOND HALF

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BUSINESS UNIT PERFORMANCE                      Year End Profit Announcement 2003

4.4     NEW ZEALAND BANKING (CONTINUED)

KEY BUSINESS DRIVERS


BUSINESS DEVELOPMENTS

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

5.      BT FINANCIAL GROUP                     Year End Profit Announcement 2003

The following results have been presented on a management reporting basis. Internal charges and transfer pricing adjustments have been included in the performance of each business area reflecting the management of our business, rather than its legal structure. Consequently, these results cannot be compared directly to public disclosure of the performance of individual legal entities.

At 30 September 2002, we adopted accrual accounting for our wealth management business to standardise our accounting treatment across recent acquisitions, and to provide more transparent information consistent with the underlying performance of the business. Comparative data has been restated, consequently, these results cannot be compared with prior year disclosures.

Where the management reporting structure has changed or where accounting re-classifications have been made, comparatives have been restated and may differ from results previously reported.

5.1     TOTAL FUNDS MANAGEMENT AND LIFE INSURANCE RISK BUSINESSES

The performance of BTFG is summarised below by its three main segments: Funds Management, Life Insurance Risk and Other, and on a geographical basis where significant. The results of BTFG should be read with regard to two significant acquisitions during the periods disclosed. On 1 June 2002 the Rothschild Australia Asset Management Group (RAAM) was acquired followed by the purchase of BT Funds Management (BTFM) on 31 October 2002.

                                                               % MOV'T                           % MOV'T
                                         HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
PROFIT ON OPERATIONS $M                    SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
--------------------------------------------------------------------------------------------------------
Funds Management                                           54                               91
Life Insurance Risk
  AUSTRALIA                                                21                               38
  NEW ZEALAND                                               9                               17
                                         ---------------------------------------------------------------
                                                           30                               55
                                         ---------------------------------------------------------------
Core Performance                                           84                              146
                                         ---------------------------------------------------------------
Other                                                     (26)                             (22)
                                         ---------------------------------------------------------------
Total profit on operations                                 58                              124
========================================================================================================

The following table shows the consolidated year end results for our Australian and New Zealand Funds Management, Life Insurance Risk and Other businesses.

                                                               % MOV'T                           % MOV'T
                                         HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
$M                                         SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
--------------------------------------------------------------------------------------------------------
Net interest income                                        45                               29
Non-interest income                                       245                              306
                                         ---------------------------------------------------------------
Operating income                                          290                              335
Non interest expenses                                    (179)                            (181)
                                         ---------------------------------------------------------------
Core earnings                                             111                              154
Bad debts                                                   -                                -
                                         ---------------------------------------------------------------
Operating profit before tax                               111                              154
Tax and outside equity interests                          (25)                             (26)
                                         ---------------------------------------------------------------
Cash earnings                                              86                              128
Goodwill amortisation                                     (28)                              (4)
                                         ---------------------------------------------------------------
Profit on operations                                       58                              124
                                         ---------------------------------------------------------------
Economic profit                                             8                               75
Expense to income ratio                                  61.7%                            54.0%
--------------------------------------------------------------------------------------------------------

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BT FINANCIAL GROUP                             Year End Profit Announcement 2003

Operating income can be reconciled to the net life risk insurance and funds management income are disclosed in section 6 table 6.1, Statement of Financial Performance, and Note 5, Non-Interest Analysis as follows:

                                                                  % MOV'T                           % MOV'T
                                            HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
$M                                            SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
-----------------------------------------------------------------------------------------------------------
OPERATING INCOME (FROM PREVIOUS PAGE)                        290                              335
Net interest income                                          (45)                             (29)
Commission expense                                             7                               10
Transfer pricing - cost of distribution                       26                               31
Intercompany consolidation eliminations                       74                              135
Policy holders tax recoveries                                  -                                -
New Zealand income                                             5                                6
Embedded value uplift (and elimination)                        -                             (142)
                                            ---------------------------------------------------------------
TOTAL NON-INTEREST WEALTH MANAGEMENT INCOME                  357                              346
===========================================================================================================

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BT FINANCIAL GROUP                             Year End Profit Announcement 2003

5.2     FUNDS MANAGEMENT BUSINESS

Funds management includes product management, product administration, product and platform intermediary distribution, investment management, margin lending and discount broking.

                                                                  % MOV'T                           % MOV'T
                                            HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
$M                                            SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
-----------------------------------------------------------------------------------------------------------
Net interest income                                           42                               48
Non-interest income                                          229                              288
                                            ---------------------------------------------------------------
Gross operating income                                       271                              336
Commission expense                                           (40)                             (83)
                                            ---------------------------------------------------------------
Operating income                                             231                              253
Operating expenses                                          (164)                            (149)
                                            ---------------------------------------------------------------
Operating profit before tax                                   67                              104
Tax and outside equity interests                             (13)                             (13)
                                            ---------------------------------------------------------------
Cash earnings                                                 54                               91
Goodwill amortisation                                          -                                -
                                            ---------------------------------------------------------------
Profit on operations                                          54                               91
                                            ---------------------------------------------------------------
Expense to income ratio                                     71.0%                            58.9%
-----------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE


SECOND HALF

MOVEMENT OF FUNDS UNDER MANAGEMENT (FUM)

                            FUM                                          BT                 FUM         FUM      % MOV'T
                            SEPT                             NET         AT      OTHER      SEPT      MARCH     SEPT 02-
          $BN               2002       SALES      REDNS    INFLOWS    ACQ'N(4)  MOV'T(5)    2003       2003      SEPT 03
------------------------------------------------------------------------------------------------------------------------
Retail(1)                   19.0                                                                       26.5
Wholesale                   12.6                                                                       13.3
                            --------------------------------------------------------------------------------------------
Australia                   31.6                                                                       39.8
New Zealand(2)               1.4                                                                        2.7
                            --------------------------------------------------------------------------------------------
FUM                         33.0                                                                       42.5
                            --------------------------------------------------------------------------------------------
FUA(3)                      35.8                                                                       53.6
========================================================================================================================

(1). RETAIL FUM WILL NOT RECONCILE TO ASSIRT AS RETAIL FUM INCLUDES MEZZANINE FUNDS.
(2). WESTPAC BANKING CORPORATION AND BTFG.
(3). INCLUDES WRAP AND GOVERNANCE ADVISORY SERVICES.
(4). BTFM HAS BEEN INCLUDED IN THE MOVEMENT TABLE AT ACQUISITION DATE. ALL SALES AND REDEMPTIONS POST ACQUISITION HAVE BEEN RECORDED UNDER THEIR RESPECTIVE HEADINGS.
(5). 'OTHER MOVEMENT' PRIMARILY REFLECTS THE IMPACT OF MARKET MOVEMENT ON THE UNDERLYING FUM.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BT FINANCIAL GROUP                             Year End Profit Announcement 2003

5.3     LIFE INSURANCE RISK BUSINESS (EXCLUDES GENERAL INSURANCE)

The life insurance risk business result has been determined on a Margin on Service basis.

                                                                  % MOV'T                           % MOV'T
                                            HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
$M                                            SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
-----------------------------------------------------------------------------------------------------------
Net interest income                                            -                               -
Non-interest Income                                           81                              156
                                            ---------------------------------------------------------------
Gross operating income                                        81                              156
Commission expense                                           (26)                             (50)
                                            ---------------------------------------------------------------
Operating Income                                              55                              106
Operating expenses                                           (15)                             (32)
                                            ---------------------------------------------------------------
Operating profit before tax                                   40                               74
Tax and outside equity interests                             (10)                             (19)
                                            ---------------------------------------------------------------
Cash earnings                                                 30                               55
                                            ---------------------------------------------------------------
Goodwill amortisation                                          -                                -
Profit on operations                                          30                               55
                                            ---------------------------------------------------------------
Expense to income ratio                                     27.3%                            30.2%
-----------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

MOVEMENT IN IN-FORCE PREMIUM FOR RISK BUSINESS

                                      IN-FORCE                                           IN-FORCE   IN-FORCE    % MOV'T
                                          SEPT                          NET      OTHER       SEPT        MAR   SEPT 02-
             $M                           2002     SALES    LAPSES    INFLOWS    MOV'T       2003       2003    SEPT 03
-----------------------------------------------------------------------------------------------------------------------
Australia                                169.7                                                         194.6
New Zealand                               32.8                                                          34.9
-----------------------------------------------------------------------------------------------------------------------
Total in-force premiums                  202.5                                                         229.5
-----------------------------------------------------------------------------------------------------------------------

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BT FINANCIAL GROUP                             Year End Profit Announcement 2003

5.4     OTHER BUSINESS

Other business includes earnings on capital and other investments, and amortisation of goodwill on acquired businesses.

                                                                  % MOV'T                           % MOV'T
                                            HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
$M                                            SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
-----------------------------------------------------------------------------------------------------------
Net interest income                                            3                              (19)
Non-interest Income                                            1                               (5)
                                            ---------------------------------------------------------------
Gross operating income                                         4                              (24)
Commission expense                                             -                                -
                                            ---------------------------------------------------------------
Operating income                                               4                              (24)
Operating expenses                                             -                                -
                                            ---------------------------------------------------------------
Operating profit before tax                                    4                              (24)
Tax and outside equity interests                              (2)                               6
                                            ---------------------------------------------------------------
Cash earnings                                                  2                              (18)
Goodwill amortisation                                        (28)                              (4)
                                            ---------------------------------------------------------------
Profit on operations                                         (26)                             (22)
                                            ---------------------------------------------------------------
Expense to income ratio                                      n/a                              n/a
-----------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE
FULL YEAR


SECOND HALF

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BT FINANCIAL GROUP                             Year End Profit Announcement 2003

5.5     EMBEDDED VALUE AND VALUE OF NEW BUSINESS

The following table shows the embedded value and value of new business for the funds management and life insurance businesses, excluding discount broking. businesses, excluding discount broking.

AS AT 30 SEPTEMBER 2003    ($M)                                        BT           OTHER        TOTAL
Net assets (1)
Value of in force business (1)
                                                                -------------------------------------------
Embedded value
CHANGE IN EMBEDDED VALUE SINCE 30 SEPTEMBER 2002
                                                                -------------------------------------------

ANALYSIS OF MOVEMENT SINCE 30 SEPTEMBER 2002
Expected growth
Assumptions / Experience
New business
Transfer of business
Capital movements
Recognition of synergies
                                                                -------------------------------------------
CHANGE IN EMBEDDED VALUE
                                                                -------------------------------------------

                                                                -------------------------------------------
VALUE OF NEW BUSINESS (12 MONTHS TO 30 SEPTEMBER 2003)
-----------------------------------------------------------------------------------------------------------

(1). THE SPLIT OF EMBEDDED VALUE BETWEEN NET ASSETS AND VALUE IN FORCE BUSINESS AT 30 SEPTEMBER 2002 HAS BEEN RESTATED SO THAT NET ASSETS REPRESENT SHAREHOLDERS NET TANGIBLE ASSETS RATHER THAN EXCESS OVER CAPITAL REQUIREMENTS.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

BT FINANCIAL GROUP                             Year End Profit Announcement 2003

VALUE OF SYNERGIES

SENSITIVITIES

The following table shows the change in embedded value and value of new business from various changes in experience.

                                                                        EMBEDDED                 VALUE OF 1
CHANGE IN VALUE AS AT 30 SEPTEMBER 2003                                    VALUE               YEAR'S SALES
1%pa increase in discount rates
1%pa reduction in redemption and lapse rates
10% reduction in expenses
10% reduction in claims
1%pa increase in investment returns
-----------------------------------------------------------------------------------------------------------

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

6.      2003 FINAL FINANCIAL INFORMATION       Year End Profit Announcement 2003

6.1   Consolidated Statement of Financial Performance .........................................37
6.2   Consolidated Statement of Financial Position ............................................38
6.3   Consolidated Statement of Cash Flows ....................................................39
6.4   Movement in Retained Profits ............................................................40
6.5   Notes To Full Year 2003 Financial Information ...........................................40
      Note 1.   Changes in Accounting Policies ................................................40
      Note 2.   Cash Earnings .................................................................40
      Note 3.   Interest Spread and Margin Analysis ...........................................41
      Note 4.   Average Balance Sheet and Interest Rates ......................................42
      Note 5.   Non-Interest Income Analysis ..................................................44
      Note 6.   Expense Analysis ..............................................................45
      Note 7.   Deferred Expenses .............................................................46
      Note 8.   Income Tax ....................................................................46
      Note 9.   Dividends .....................................................................47
      Note 10.  Earnings per Share ............................................................47
      Note 11.  Loans .........................................................................48
      Note 12.  Provisions for Bad and Doubtful Debts .........................................49
      Note 13.  Impaired Assets ...............................................................49
      Note 14.  Movement in Gross Impaired Assets .............................................50
      Note 15.  Items Past 90 Days But Well Secured ...........................................50
      Note 16.  Income on Non-Accrual and Restructured Assets .................................50
      Note 17   Impaired Assets and Provisioning Ratios .......................................50
      Note 18.  Delinquencies (90 Days Past Due Loans) ........................................50
      Note 19.  Charge For Bad and Doubtful Debts .............................................51
      Note 20.  Deposits and Public Borrowings ................................................52
      Note 21.  Capital Adequacy ..............................................................53
      Note 22.  Derivative Financial Instruments ..............................................54
      Note 23.  Statement of Cash Flows .......................................................56
      Note 24.  Statement of Cash Flows (Continued) ...........................................57
      Note 25.  Group Investments and Changes in Controlled Entities ..........................58
      Note 26.  Reconciliation to US GAAP .....................................................59
6.6   Statement in relation to the audit of accounts ..........................................60

Notes to the statements shown in sections 6.1, 6.2 and 6.3 as required by the Appendix 4E are referenced in the margin of the relevant tables.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

6.1     CONSOLIDATED STATEMENT OF FINANCIAL PERFORMANCE

                                                                                      % MOV'T                             % MOV'T
                                                                HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR    SEPT 02-
$M                                                       NOTE     SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02     SEPT 03
---------------------------------------------------------------------------------------------------------------------------------
Interest income
  Loans and other receivables                                                  4,408                            8,388
  Deposits with other financial institutions                                     140                              210
  Investment and trading securities                                              325                              614
  Regulatory deposits                                                              2                                8
                                                                -----------------------------------------------------------------
INTEREST INCOME                                                                4,875                            9,220
Interest expense
  Current and term deposits                                                   (2,180)                          (3,600)
  Public borrowings                                                                -                             (152)
  Deposits from other financial institutions                                     (76)                            (179)
  Loan capital                                                                   (80)                            (201)
  Debt issues                                                                   (406)                            (924)
  Other liabilities                                                              (25)                             (18)
                                                                -----------------------------------------------------------------
INTEREST EXPENSE                                                              (2,767)                          (5,074)
                                                                -----------------------------------------------------------------
NET INTEREST INCOME                                         3                  2,108                            4,146
                                                                -----------------------------------------------------------------
Non-interest income
  Fees and commissions received                                                1,220                            2,266
  Fees and commissions paid                                                     (344)                            (560)
  Proceeds from sale of assets                                                   251                            3,594
  Carrying value of assets sold                                                 (241)                          (2,760)
  Net life insurance and funds management income                                 357                              346
  Other non-interest income                                                      186                               92
                                                                -----------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                   5                  1,429                            2,978
                                                                -----------------------------------------------------------------
NET OPERATING INCOME                                                           3,537                            7,124
                                                                -----------------------------------------------------------------
Operating expenses
  Salaries and other staff expenses                                             (898)                          (1,829)
  Equipment and occupancy expenses                                              (296)                            (589)
  Other expenses                                                                (663)                          (1,477)
                                                                -----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    6                 (1,857)                          (3,895)
                                                                -----------------------------------------------------------------
OPERATING PROFIT BEFORE GOODWILL AMORTISATION
  AND BAD AND DOUBTFUL DEBTS                                                   1,680                            3,229
Goodwill amortisation                                                            (78)                            (100)
                                                                -----------------------------------------------------------------

OPERATING PROFIT BEFORE BAD AND DOUBTFUL DEBTS                                 1,602                            3,129
Bad and doubtful debts                                     19                   (214)                            (461)
                                                                -----------------------------------------------------------------
PROFIT FROM ORDINARY ACTIVITIES BEFORE TAX
  EXPENSE                                                                      1,388                            2,668
Tax expense                                                 8                   (333)                            (471)
Net profit attributable to outside equity interests                               (4)                              (5)
                                                                -----------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF
  WESTPAC BANKING CORPORATION                                                  1,051                            2,192
---------------------------------------------------------------------------------------------------------------------------------

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

6.2     CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                                                                         % MOV'T
AS AT                                                                         30 SEPT   31 MARCH         30 SEPT        SEPT 02-
$M                                                                  NOTE         2003       2003            2002         SEPT 03
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and balances with central banks                                                       1,924           1,669
Due from other financial institutions                                                      5,010           5,242
Trading securities                                                                         7,617          10,643
Investment securities                                                                      4,265           3,313
Loans                                                                 11                 149,890         135,870
Acceptances                                                                                3,883           4,788
Life insurance assets                                                                      9,936           7,566
Regulatory deposits with central banks overseas                                              355             455
Goodwill                                                                                   2,599           1,754
Fixed assets(1)                                                                              866             815
Deferred tax assets                                                                          729             587
Other assets                                                                              19,356          18,335
                                                                         -------------------------------------------------------
TOTAL ASSETS                                                                             206,430         191,037
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Due to other financial institutions                                                        3,646           4,731
Deposits and public borrowings                                        20                 122,029         110,763
Debt issues                                                                               29,764          27,575
Acceptances                                                                                3,883           4,788
Deferred tax liabilities                                                                     289             617
Life insurance policy liabilities                                                          9,348           7,163
Provisions                                                                                   447           1,093
Other liabilities                                                                         20,012          19,327
                                                                         -------------------------------------------------------
TOTAL LIABILITIES EXCLUDING LOAN CAPITAL                                                 189,418         176,057
                                                                         -------------------------------------------------------
LOAN CAPITAL
Subordinated bonds, notes and debentures                                                   4,082           3,795
Subordinated perpetual notes                                                                 646             717
                                                                         -------------------------------------------------------
TOTAL LOAN CAPITAL                                                                         4,728           4,512
                                                                         -------------------------------------------------------
TOTAL LIABILITIES                                                                        194,146         180,569
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                12,284          10,468
================================================================================================================================
EQUITY
Ordinary shares                                                                            3,708           3,503
NZ Class shares                                                                              471             471
Reserves                                                                                      16              82
Retained profits                                                                           6,947           5,930
Trust Originated Preferred Securities (TOPrS(SM))                                            465             465
Fixed Interest Resettable Trust Securities (FIRsTS)                                          655               -
Trust Preferred Securities (TPS)                                                               -               -
                                                                         -------------------------------------------------------
EQUITY ATTRIBUTABLE TO EQUITY HOLDERS
  OF WESTPAC BANKING CORPORATION                                                          12,262          10,451
Outside equity interests in controlled entities                                               22              17
--------------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY                                                                              12,284          10,468
================================================================================================================================

(1). FIXED ASSETS INCLUDES [$X] MILLION ($232 MILLION IN 2002) IN CAPITALISED SOFTWARE COSTS WITH AN AVERAGE DEPRECIATION LIFE OF THREE YEARS.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

6.3     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                                  % MOV'T
                                                                 HALF YEAR  HALF YEAR   FULL YEAR   FULL YEAR    SEPT 02-
$M                                                         NOTE    SEPT 03   MARCH 03     SEPT 03     SEPT 02     SEPT 03
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Interest received                                                               4,791                   9,130
Interest paid                                                                  (2,711)                 (5,269)
Dividends received                                                                 15                      27
Other non-interest income received                                              2,395                   3,711
Operating expenses paid                                                        (1,613)                 (3,291)
Net (increase)/decrease in trading securities                                   1,474                    (791)
Income tax paid                                                                  (651)                   (699)
Life business:
 receipts from policyholders and customers                                      1,204                   2,531
 interest and other items of similar nature                                        42                      58
 dividends received                                                               127                     323
 payments to policyholders and suppliers                                       (1,241)                 (1,961)
 income tax paid                                                                  (83)                     (3)
                                                                ---------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                    23                 3,749                   3,766
                                                                ---------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of investment securities                                       151                     492
Proceeds from matured investment securities                                       722                     335
Purchase of investment securities                                              (1,763)                 (1,873)
Proceeds from securitised loans                                                   170                   2,472
Net (increase)/decrease in:
 due from other financial institutions                                            331                    (212)
 loans                                                                        (13,774)                (25,501)
 life insurance assets                                                           (222)                   (316)
 regulatory deposits with central banks overseas                                   69                     (19)
 other assets                                                                    (931)                   (967)
Purchase of fixed assets                                                         (174)                   (284)
Proceeds from disposal of fixed assets                                             29                     262
Proceeds from disposal of other investments                                         9                     246
Controlled entities acquired, net of cash acquired           23                  (817)                   (328)
Controlled entities and businesses disposed, net of cash
  held                                                       23                    62                   2,136
                                                                ---------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                                         (16,138)                (23,557)
                                                                ---------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
Issue of loan capital                                                           1,148                       -
Redemption of loan capital                                                       (637)                      -
Proceeds from issue of ordinary shares                                             27                      91
Buyback of shares                                                                   -                    (408)
Proceeds from issue of FIRsTS (net of issue costs of
  $12m)                                                                           655                       -
Net increase/(decrease) in:
 due to other financial institutions                                             (987)                   (949)
 deposits and public borrowings                                                10,656                  20,095
 debt issues                                                                    2,814                   2,495
 other liabilities                                                               (527)                     46
Payment of distributions and dividends                                           (507)                   (977)
Payment of dividends to outside equity interests                                   (4)                     (2)
                                                                ---------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                      12,638                  20,391
                                                                ---------------------------------------------------------
Net increase in cash and cash equivalents                                         249                     600
Effect of exchange rate changes on cash and cash
  equivalents                                                                       6                     (10)
Cash and cash equivalents at the beginning of financial
  period                                                                        1,669                   1,079
                                                                ---------------------------------------------------------
CASH AND CASH EQUIVALENTS AT YEAR END                        23                 1,924                   1,669
=========================================================================================================================

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

6.4     MOVEMENT IN RETAINED PROFITS

                                                                                        % MOV'T                           % MOV'T
                                                                  HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
$M                                                                  SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
---------------------------------------------------------------------------------------------------------------------------------
Previously reported retained profits at the end of the
  previous reporting period                                                      5,930                            4,174
Change in accounting policy for providing for dividends                            651                                -
                                                                  ---------------------------------------------------------------
Retained profits at the beginning of the financial period                        6,581                            4,174
Net profit attributable to equity holders of Westpac
  Banking Corporation                                                            1,051                            2,192
Aggregate of amounts transferred (to)/from reserves                                  -                              878
                                                                  ---------------------------------------------------------------
TOTAL AVAILABLE FOR APPROPRIATION                                                7,632                            7,244
Dividends provided for or paid                                                    (651)                          (1,266)
Distributions on other equity instruments                                          (34)                             (48)
                                                                  ---------------------------------------------------------------
RETAINED PROFITS AT THE END OF THE FINANCIAL PERIOD                              6,947                            5,930
=================================================================================================================================

6.5     NOTES TO FULL YEAR 2003 FINANCIAL INFORMATION

NOTE 1.   CHANGES IN ACCOUNTING POLICIES

NOTE 2.   CASH EARNINGS

                                                                                        % MOV'T                           % MOV'T
                                                                  HALF YEAR  HALF YEAR  MAR 03-   FULL YEAR   FULL YEAR  SEPT 02-
$M                                                                  SEPT 03   MARCH 03  SEPT 03     SEPT 03     SEPT 02   SEPT 03
---------------------------------------------------------------------------------------------------------------------------------
Net profit attributable to equity holders of Westpac
  Banking Corporation                                                            1,051                            2,192
Goodwill amortisation                                                               78                              100
Distributions on other equity instruments                                          (34)                             (48)
                                                                  ---------------------------------------------------------------
CASH EARNINGS                                                                    1,095                            2,244
=================================================================================================================================

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 3.   INTEREST SPREAD AND MARGIN ANALYSIS

                                                                     HALF YEAR      HALF YEAR      FULL YEAR    FULL YEAR
%                                                                      SEPT 03       MARCH 03        SEPT 03      SEPT 02
-------------------------------------------------------------------------------------------------------------------------
GROUP
Interest spread on productive assets                                                     2.40                        2.47
Impact of impaired loans                                                                (0.01)                      (0.02)
                                                                     ----------------------------------------------------
Interest spread                                                                          2.39                        2.45
Benefit of net non-interest bearing liabilities and equity                               0.29                        0.35
                                                                     ----------------------------------------------------
Interest margin                                                                          2.68                        2.80
=========================================================================================================================
AUSTRALIA
Interest spread on productive assets                                                     2.28                        2.43
Impact of impaired loans                                                                (0.01)                      (0.02)
                                                                     ----------------------------------------------------
Interest spread                                                                          2.27                        2.41
Benefit of net non-interest bearing liabilities and equity                               0.25                        0.34
                                                                     ----------------------------------------------------
Interest margin                                                                          2.52                        2.75
=========================================================================================================================
NEW ZEALAND
Interest spread on productive assets                                                     3.02                        3.06
Impact of impaired loans                                                                (0.01)                      (0.01)
                                                                     ----------------------------------------------------
Interest spread                                                                          3.01                        3.05
Benefit of net non-interest bearing liabilities and equity                               0.46                        0.21
                                                                     ----------------------------------------------------
Interest margin                                                                          3.47                        3.26
=========================================================================================================================
OTHER OVERSEAS
Interest spread on productive assets                                                     0.76                        0.42
Impact of impaired loans                                                                    -                       (0.01)
                                                                     ----------------------------------------------------
Interest spread                                                                          0.76                        0.41
Benefit of net non-interest bearing liabilities and equity                               0.14                        0.24
                                                                     ----------------------------------------------------
Interest margin                                                                          0.90                        0.65
=========================================================================================================================

Interest spread on productive assets is determined on the basis of the interest spread formula after excluding non-accrual loans, excluding impaired loans and related interest.

Interest spread is the difference between the average yield on all interest earning assets and the average rate paid on all interest bearing liabilities net of impaired loans. The benefit of net non-interest bearing liabilities and equity is determined by applying the average rate of interest paid on all interest bearing liabilities to the average level of net non-interest bearing funds as a percentage of average interest earning assets. The calculations for Australia and New Zealand take into account the interest expense/income of cross border, and intragroup borrowing/lending.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 4.   AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                FULL YEAR                            FULL YEAR
                                                               30 SEPT 03                           30 SEPT 02
                                                     AVERAGE                 AVERAGE     AVERAGE                     AVERAGE
                                                     BALANCE    INTEREST        RATE     BALANCE      INTEREST          RATE
                                                          $M          $M           %          $M            $M             %
----------------------------------------------------------------------------------------------------------------------------
ASSETS
INTEREST EARNING ASSETS
Due from other fin. insts.
  Australia                                                                                2,496            93           3.7
  New Zealand                                                                              1,718            57           3.3
  Other Overseas                                                                           1,782            60           3.4
Invest & trading securities
  Australia                                                                                9,153           435           4.8
  New Zealand                                                                                902            58           6.4
  Other Overseas                                                                           2,553           121           4.7
Regulatory deposits
  New Zealand                                                                                  -             -             -
  Other Overseas                                                                             418             8           1.9
Loans & other receivables
  Australia                                                                              106,778         6,680           6.3
  New Zealand                                                                             23,657         1,707           7.2
  Other Overseas                                                                           2,939           124           4.2
Impaired loans
  Australia                                                                                  339             5           1.5
  New Zealand                                                                                 95             4           4.2
  Other Overseas                                                                             294             7           2.4
Intragroup receivable
  Other Overseas                                                                          15,839           449           2.8
----------------------------------------------------------------------------------------------------------------------------
Interest earning assets &
  interest income                                                                        168,963         9,808           5.8
Intragroup elimination                                                                   (15,839)         (449)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INTEREST EARNING ASSETS AND
  INTEREST INCOME                                                                        153,124         9,359           6.1
----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST EARNING ASSETS
Cash, due from other fin. insts. and
  reg. deposits                                                                            2,220
Life insurance assets                                                                      7,656
Other assets(1)                                                                           17,723
Debt provisions
  Australia                                                                               (1,370)
  New Zealand                                                                                (79)
  Other Overseas                                                                            (154)
----------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EARNING ASSETS                                                         25,996
Acceptances
  Australia                                                                                7,701
  Other Overseas                                                                               6
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             186,827
============================================================================================================================

(1). INCLUDES FIXED ASSETS, GOODWILL, OTHER FINANCIAL MARKETS ASSETS, FUTURE INCOME TAX BENEFIT AND PREPAID SUPERANNUATION CONTRIBUTIONS.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 4.   AVERAGE BALANCE SHEET AND INTEREST RATES (CONTINUED)

                                                                FULL YEAR                             FULL YEAR
                                                               30 SEPT 03                            30 SEPT 02
                                                     AVERAGE                 AVERAGE     AVERAGE                     AVERAGE
                                                     BALANCE    INTEREST        RATE     BALANCE       INTEREST         RATE
                                                          $M          $M           %          $M             $M            %
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
INTEREST BEARING LIABILITIES
Deposits
  Australia                                                                               72,774          2,568          3.5
  New Zealand                                                                             16,908            744          4.4
  Other Overseas                                                                           9,963            288          2.9
Public borrowings by subs. borrowing corps.
  Australia                                                                                2,955            152          5.1
  New Zealand                                                                                  3              -            -
Due to other fin.insts
  Australia                                                                                1,788             56          3.1
  New Zealand                                                                                162              8          4.9
  Other Overseas                                                                           3,100            115          3.7
Loan capital
  Australia                                                                                4,541            198          4.4
  New Zealand                                                                                 42              3          7.1
Other interest bearing liabs
  Australia                                                                               17,547            722          4.1
  New Zealand                                                                                141              8          5.7
  Other Overseas                                                                           8,726            212          2.4
Intragroup payable
  Australia                                                                                8,156            247          3.0
  New Zealand                                                                              7,683            202          2.6
----------------------------------------------------------------------------------------------------------------------------
Interest bearing liabilities & interest
  expense                                                                                154,489          5,523          3.6
Intragroup elimination                                                                   (15,839)          (449)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INTEREST BEARING LIABILITIES AND
  INTEREST EXPENSE                                                                       138,650          5,074          3.7
----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST BEARING LIABILITIES
Deposits and due to other financial institutions
  Australia                                                                                3,782
  New Zealand                                                                                947
  Other Overseas                                                                             250
Life ins. policy liabilities                                                               7,431
Other liabilities(1)                                                                      17,689
----------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST BEARING LIABILITIES                                                    30,099
Acceptances
  Australia                                                                                7,701
  Other Overseas                                                                               6
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        176,456
----------------------------------------------------------------------------------------------------------------------------
Shareholders' equity                                                                       9,890
TOPrS                                                                                        465
FIRsTS                                                                                         -
TPS                                                                                            -
Outside equity interests                                                                      16
----------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY                                                                              10,371
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                                             186,827
============================================================================================================================

(1). INCLUDES PROVISIONS FOR DIVIDENDS, INCOME TAX AND DEFERRED TAX, AND OTHER FINANCIAL MARKET LIABILITIES.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 5.   NON-INTEREST INCOME ANALYSIS

                                                                                    % MOV'T                            % MOV'T
                                                           HALF YEAR   HALF YEAR    MAR 03-    FULL YEAR  FULL YEAR   SEPT 02-
$M                                                           SEPT 03    MARCH 03    SEPT 03      SEPT 03    SEPT 02    SEPT 03
------------------------------------------------------------------------------------------------------------------------------
FEES AND COMMISSIONS
Lending fees                                                                 365                                737
Transaction fees and commissions received                                    713                              1,284
Other non-risk fee income                                                    137                                238
Fees and commissions paid                                                   (344)                              (560)
Service and management fees                                                    5                                  7
                                                           -------------------------------------------------------------------
                                                                             876                              1,706
                                                           -------------------------------------------------------------------
TRADING INCOME(1)
Foreign exchange                                                             123                                234
Trading securities                                                            16                                  1
Other financial instruments                                                    6                                (12)
                                                           -------------------------------------------------------------------
                                                                             145                                223
                                                           -------------------------------------------------------------------
WEALTH MANAGEMENT INCOME
                                                           -------------------------------------------------------------------
Life insurance and funds management operating
  income                                                                     357                                346
                                                           -------------------------------------------------------------------
OTHER INCOME
General insurance commissions and premiums (net
  of claims paid)                                                             38                                 71
Dividends received                                                            15                                 27
Lease rentals                                                                  4                                 10
Cost of hedging overseas operations                                          (21)                               (30)
Net profit on sale of fixed assets and investments                            10                                834
Write-down in investment securities                                            -                               (199)
Other                                                                          5                                (10)
                                                           -------------------------------------------------------------------
                                                                              51                                703
                                                           -------------------------------------------------------------------
NON-INTEREST INCOME                                                        1,429                              2,978
==============================================================================================================================

(1). NON-INTEREST TRADING INCOME IS ONLY A COMPONENT OF FINANCIAL MARKETS OVERALL PRODUCT INCOME. A MORE COMPLETE PICTURE OF FINANCIAL MARKETS PRODUCT CONTRIBUTION, WHICH INCLUDES NET INTEREST INCOME AND NON-INTEREST INCOME, IS CONTAINED IN SECTION 3.2.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 6.   EXPENSE ANALYSIS

                                                                                    % MOV'T                            % MOV'T
                                                           HALF YEAR   HALF YEAR    MAR 03-    FULL YEAR  FULL YEAR   SEPT 02-
$M                                                           SEPT 03    MARCH 03    SEPT 03      SEPT 03    SEPT 02    SEPT 03
------------------------------------------------------------------------------------------------------------------------------
SALARIES AND OTHER STAFF EXPENSES
Salaries and wages                                                           712                              1,250
Superannuation prepayment adjustment for IAS 19                                -                                221
Restructuring expenses                                                         9                                 45
Other staff expenses                                                         177                                313
                                                           -------------------------------------------------------------------
                                                                             898                              1,829
                                                           -------------------------------------------------------------------
EQUIPMENT AND OCCUPANCY EXPENSES
Operating lease rentals                                                      117                                245
Depreciation and amortisation:
  Premises                                                                     2                                  4
  Leasehold improvements                                                      16                                 29
  Furniture and equipment                                                     27                                 54
  Technology                                                                  37                                 66
  Computer software                                                           49                                120
Electricity, water, rates and land tax                                         5                                  8
Other equipment and occupancy expenses                                        43                                 63
                                                           -------------------------------------------------------------------
                                                                             296                                589
                                                           -------------------------------------------------------------------
OTHER EXPENSES
Amortisation of deferred expenditure                                          10                                 27
Non-lending losses                                                            31                                 77
Consultancy fees, computer software maintenance,
  IT outsourcing costs and other professional services                       166                                213
Stationery                                                                    39                                 86
Postage and freight                                                           52                                107
Telecommunications cost                                                        9                                 33
Insurance                                                                      7                                 12
Advertising                                                                   43                                 69
Transaction taxes                                                              3                                  4
Training                                                                       7                                 19
Travel                                                                        24                                 48
Outsourcing including start up costs written off                             254                                626
Integration expenses                                                           -                                 86
Other expenses                                                                18                                 70
                                                           -------------------------------------------------------------------
                                                                             663                              1,477
                                                           -------------------------------------------------------------------
OPERATING EXPENSES                                                         1,857                              3,895
                                                           -------------------------------------------------------------------
Goodwill amortisation                                                         78                                100
                                                           -------------------------------------------------------------------
TOTAL EXPENSES                                                             1,935                              3,995
------------------------------------------------------------------------------------------------------------------------------

Expense/income ratio before amortisation of goodwill                        52.5%                              54.7%
------------------------------------------------------------------------------------------------------------------------------

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 7.   DEFERRED EXPENSES

                                                                               % MOV'T      % MOV'T       % MOV'T
                                          30 SEPT    31 MARCH    30 SEPT       MAR 03-     SEPT 02-      SEPT 02-
$M                                           2003        2003       2002       SEPT 03       MAR 03       SEPT 03
-----------------------------------------------------------------------------------------------------------------
Capitalised software                                      284        232                        (22)
Other deferred expenditure                                207        162                        (28)
Deferred acquisition costs                                 90         86                         (4)
-----------------------------------------------------------------------------------------------------------------

NOTE 8.   INCOME TAX

                                                                                  % MOV'T                                % MOV'T
                                                       HALF YEAR   HALF YEAR      MAR 03-    FULL YEAR     FULL YEAR    SEPT 02-
$M                                                       SEPT 03    MARCH 03      SEPT 03      SEPT 03       SEPT 02     SEPT 03
--------------------------------------------------------------------------------------------------------------------------------
PROFIT FROM ORDINARY ACTIVITIES BEFORE INCOME TAX                      1,388                                   2,668
Prima facie income tax at Australian company tax
  rate of 30%                                                            416                                     800
ADD/(DEDUCT) TAX EFFECT OF PERMANENT DIFFERENCES
Rebateable and exempt dividends                                          (54)                                   (127)
Tax losses and timing differences now tax effected                        (2)                                     69
Life insurance:
    Tax adjustment on policyholders' earnings(1)                         (13)                                    (33)
    Adjustment for life business tax rates                                (9)                                    (25)
    Change in excess of net market value over net
      assets of life insurance subsidiaries                                -                                      18
Gain on sale of controlled entities and businesses                         -                                    (226)
Other non-assessable items                                               (30)                                    (47)
Other non-deductible items                                                24                                      44
Adjustment for overseas tax rates                                          8                                      19
Prior period adjustments                                                  (6)                                    (24)
Other items                                                               (1)                                      3
                                                       -------------------------------------------------------------------------
TOTAL INCOME TAX EXPENSE ATTRIBUTABLE TO PROFIT
  FROM ORDINARY ACTIVITIES                                               333                                     471
================================================================================================================================
EFFECTIVE TAX RATE (%)                                                  24.0                                    17.7
================================================================================================================================
EFFECTIVE TAX RATE (%) (EXCLUDING LIFE COMPANY
  ACCOUNTING)                                                           25.6                                    19.2
================================================================================================================================

(1). IN ACCORDANCE WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD AASB 1038, LIFE INSURANCE BUSINESS, OUR TAX EXPENSE FOR THE YEAR INCLUDES A $X MILLION TAX CREDIT FOR INCOME TAX ON POLICYHOLDERS' INVESTMENT EARNINGS ($61 MILLION TAX CREDIT IN SECOND HALF 2002 AND $14 MILLION TAX CHARGE IN THE FIRST HALF 2002), $X MILLION OF WHICH IS IN THE PRIMA FACIE TAX EXPENSE AND THE BALANCE OF $X MILLION SHOWN HERE.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 9.   DIVIDENDS

                                                                 HALF YEAR      HALF YEAR    FULL YEAR    FULL YEAR
CENTS PER SHARE                                                    SEPT 03       MARCH 03      SEPT 03      SEPT 02
-------------------------------------------------------------------------------------------------------------------
ORDINARY DIVIDEND
Interim (fully franked)                                                                38                        34
Final (fully franked)                                                                   -                        36
                                                                 --------------------------------------------------
                                                                                       38                        70

TOTAL DIVIDENDS PROVIDED FOR OR PAID(1)                                                $M                        $M
Ordinary dividends provided or paid                                                     -                     1,266
                                                                 --------------------------------------------------
                                                                                        -                     1,266
                                                                 --------------------------------------------------
ORDINARY DIVIDEND PAYOUT RATIO - REPORTED NET PROFIT                                 65.6%                     57.9%
ORDINARY DIVIDEND PAYOUT RATIO - REPORTED CASH EARNINGS                              63.0%                     56.5%

DISTRIBUTIONS ON OTHER EQUITY INSTRUMENTS
TOPrS and FIRsTS distributions provided for or paid                                    34                        48
                                                                 --------------------------------------------------
TOTAL DISTRIBUTIONS ON OTHER EQUITY INSTRUMENTS                                        34                        48
===================================================================================================================

The Group operates a Dividend Reinvestment Plan that is available to the holders of fully paid ordinary shares who are resident in, or whose address on the register of shareholders is in, Australia or New Zealand (excluding NZ Class shares). The last date for receipt of election notices for the dividend plan is [ ] 2003.

NOTE 10.  EARNINGS PER SHARE

                                                                              % MOV'T                               % MOV'T
                                                  HALF YEAR    HALF YEAR      MAR 03-     FULL YEAR   FULL YEAR    SEPT 02-
                                                    SEPT 03     MARCH 03      SEPT 03       SEPT 03     SEPT 02     SEPT 03
---------------------------------------------------------------------------------------------------------------------------
Earnings (cents) per ordinary share(2)
  Basic                                                             56.0                                  118.3
  Fully diluted(3)                                                  55.9                                  117.9
Cash earnings (cents) per ordinary share                            60.3                                  123.8
Weighted average number of fully paid
  ordinary shares (millions)                                       1,815                                  1,812
---------------------------------------------------------------------------------------------------------------------------

(1). NO DIVIDENDS HAVE BEEN PROVIDED FOR IN 2003 DUE TO THE ADOPTION OF NEW ACCOUNTING STANDARD AASB 1044, PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS.
(2). TOTAL SHARES COMPRISE WESTPAC ORDINARY SHARES ISSUED AND NEW ZEALAND CLASS SHARES.
(3). FULLY DILUTED EARNINGS PER SHARE IS CALCULATED AFTER ADJUSTING FOR PARTLY PAID SHARES AND OPTIONS OUTSTANDING IN ACCORDANCE WITH THE REVISED ACCOUNTING STANDARD AASB 1027 AND COMPARATIVES, HAVE BEEN RESTATED. THE INTERIM AND FINAL DIVIDENDS FOR THE NEW ZEALAND CLASS SHARES ARE FULLY IMPUTED.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 11.  LOANS

                                                                                                       % MOV'T
AS AT                                                       30 SEPT     31 MARCH        30 SEPT       SEPT 02-
$M                                                             2003         2003           2002        SEPT 03
--------------------------------------------------------------------------------------------------------------
AUSTRALIA
Overdrafts                                                                 3,082          3,007
Credit card outstandings                                                   4,281          4,131
Overnight and call money market loans                                        190            306
Own acceptances discounted                                                10,641         13,025
Term loans:
  Housing                                                                 64,682         60,445
  Non-housing                                                             32,060         23,815
Finance leases                                                             1,018            863
Investments in leveraged lease and equity lease                                9              8
Margin lending(1)                                                          1,526            560
Other                                                                      1,725          1,642
                                                         -----------------------------------------------------
TOTAL - AUSTRALIA                                                        119,214        107,802
NEW ZEALAND
Overdrafts                                                                   990            875
Credit card outstandings                                                     779            712
Overnight and call money market loans                                        986            854
Term loans:
  Housing                                                                 13,658         12,219
  Non-housing                                                              8,590          7,330
Redeemable preference share finance                                        3,554          3,777
Other                                                                        826            749
                                                         -----------------------------------------------------
TOTAL - NEW ZEALAND                                                       29,383         26,516
OTHER OVERSEAS
Overdrafts                                                                   158            139
Term loans:
  Housing                                                                    358            328
  Non-housing                                                              1,614          1,608
Finance leases                                                                13             14
Other                                                                        685            897
                                                         -----------------------------------------------------
TOTAL - OTHER OVERSEAS                                                     2,828          2,986
                                                         -----------------------------------------------------
TOTAL LOANS                                                              151,425        137,304
Provisions for bad and doubtful debts                                     (1,535)        (1,434)
                                                         -----------------------------------------------------
TOTAL NET LOANS                                                          149,890        135,870
==============================================================================================================
SECURITISED LOANS                                                          3,712          4,318
==============================================================================================================

(1). IN FEBRUARY 2003, WE TERMINATED BTFM'S SECURITISATION ARRANGEMENTS WHICH HAD FUNDED ITS MARGIN LENDING PORTFOLIO, AND INSTEAD FUNDED THE MARGIN LENDING LOANS ON-BALANCE SHEET.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 12.  PROVISIONS FOR BAD AND DOUBTFUL DEBTS

                                                                  HALF YEAR       HALF YEAR     FULL YEAR     FULL YEAR
$M                                                                  SEPT 03        MARCH 03       SEPT 03       SEPT 02
-----------------------------------------------------------------------------------------------------------------------
GENERAL PROVISION
Balance at beginning of period                                                        1,162                       1,294
Charge to net profit                                                                    214                         461
Transfer to/(from) specific provisions                                                   17                        (172)
Recoveries of debts previously written off                                               47                          84
Write-offs                                                                             (142)                       (379)
Provisions of controlled entities/businesses
  acquired/(disposed)                                                                     -                        (133)
Exchange rate and other adjustments                                                      11                           7
                                                                  -----------------------------------------------------
Balance at period end                                                                 1,309                       1,162
                                                                  -----------------------------------------------------
SPECIFIC PROVISIONS
Balance at beginning of period                                                          272                         307
Transfer from/(to) general provision comprising:
  New specific provisions                                                                32                         303
  Specific provisions no longer required                                                (49)                       (131)
                                                                  -----------------------------------------------------
                                                                                        (17)                        172
Write-offs(1)                                                                           (17)                       (162)
Provisions of controlled entities/businesses
  acquired/(disposed)                                                                     -                         (32)
Exchange rate and other adjustments                                                     (12)                        (13)
                                                                  -----------------------------------------------------
Balance at period end                                                                   226                         272
                                                                  -----------------------------------------------------
TOTAL PROVISIONS FOR BAD AND DOUBTFUL DEBTS                                           1,535                       1,434
=======================================================================================================================

(1) WRITE-OFFS FROM SPECIFIC PROVISIONS COMPRISED:
Business and Consumer Banking                                                           (10)                        (43)
Westpac Institutional Bank                                                               (5)                       (103)
New Zealand Banking and Pacific Banking                                                  (2)                        (16)
                                                                -------------------------------------------------------
                                                                                        (17)                       (162)
-----------------------------------------------------------------------------------------------------------------------

NOTE 13. IMPAIRED ASSETS

AS AT                                 30 SEPT 2003                  31 MARCH 2003                        30 SEPT 2002
                                         SPECIFIC                       SPECIFIC                            SPECIFIC
$M                            GROSS       PROV'N     NET    GROSS        PROV'N          NET      GROSS      PROV'N        NET
------------------------------------------------------------------------------------------------------------------------------
NON-ACCRUAL ASSETS
  Australia                                                   236            (78)        158        300         (105)      195
  New Zealand                                                  62            (11)         51         79          (13)       66
  Other Overseas                                              224           (135)         89        269         (148)      121
                              ------------------------------------------------------------------------------------------------
TOTAL                                                         522           (224)        298        648         (266)      382
                              ------------------------------------------------------------------------------------------------
RESTRUCTURED ASSETS
  Australia                                                     3             (1)          2          3           (1)        2
  New Zealand                                                   -              -           -          -            -         -
  Other Overseas                                               12             (1)         11         28           (5)       23
                              ------------------------------------------------------------------------------------------------
TOTAL                                                          15             (2)         13         31           (6)       25
                              ------------------------------------------------------------------------------------------------
TOTAL IMPAIRED ASSETS                                         537           (226)        311        679         (272)      407
==============================================================================================================================

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 14.  MOVEMENT IN GROSS IMPAIRED ASSETS

                                                                                                             % MOV'T
                                                             30 SEPT        31 MARCH        30 SEPT         SEPT 02-
$M                                                              2003            2003           2002          SEPT 03
--------------------------------------------------------------------------------------------------------------------
Balance at beginning of period                                                   679            861
New and increased                                                                 98            191
Written off                                                                      (17)          (121)
Returned to performing or repaid                                                (200)          (250)
Exchange rate and other adjustments                                              (23)            (2)
                                                         -----------------------------------------------------------
Balance at period end                                                            537            679
====================================================================================================================

NOTE 15.  ITEMS PAST 90 DAYS BUT WELL SECURED

                                                                                                             % MOV'T
AS AT                                                        30 SEPT        31 MARCH        30 SEPT         SEPT 02-
$M                                                              2003            2003           2002          SEPT 03
--------------------------------------------------------------------------------------------------------------------
Australia
  Housing products                                                                61             48
  Other products                                                                  75             68
                                                         -----------------------------------------------------------
Total Australia                                                                  136            116
                                                         -----------------------------------------------------------
New Zealand
  Housing products                                                                33             36
  Other products                                                                 163            177
Other Overseas                                                                     7              6
                                                         -----------------------------------------------------------
Total Overseas                                                                   203            219
                                                         -----------------------------------------------------------
TOTAL                                                                            339            335
====================================================================================================================

NOTE 16. INCOME ON NON-ACCRUAL AND RESTRUCTURED ASSETS

                                                                           HALF YEAR      HALF YEAR        FULL YEAR    FULL YEAR
$M                                                                           SEPT 03       MARCH 03          SEPT 03      SEPT 02
---------------------------------------------------------------------------------------------------------------------------------
Interest received on non-accrual and restructured assets                                          9                            16
Estimated interest forgone on non-accrual and restructured assets                                16                            47
Interest yield on average non-accrual and restructured
  assets (annualised)                                                                           3.1%                          2.2%
=================================================================================================================================

NOTE 17.  IMPAIRED ASSETS AND PROVISIONING RATIOS

AS AT                                                        30 SEPT        31 MARCH        30 SEPT
%                                                               2003            2003           2002
---------------------------------------------------------------------------------------------------
Total impaired assets to gross loans and acceptances                             0.3            0.5
Net impaired assets to equity and general provisions                             2.3            3.5
Specific provisions to total impaired assets                                    42.1           40.1
General provisions to non-housing loans and acceptances                          1.7            1.7
Total provisions to gross loans and acceptances                                  1.0            1.0
Total impaired assets to equity and total provisions                             3.9            5.7
---------------------------------------------------------------------------------------------------

NOTE 18.  DELINQUENCIES (90 DAYS PAST DUE LOANS)

                                                                                                             % MOV'T
                                                             30 SEPT        31 MARCH        30 SEPT         SEPT 02-
                                                                2003            2003           2002          SEPT 03
--------------------------------------------------------------------------------------------------------------------
Mortgages                                                                       0.16%          0.15%
Other Personal Lending                                                          1.10%          1.07%
                                                         -----------------------------------------------------------
Total Personal Lending                                                          0.24%          0.22%
Australian Business Banking Portfolio                                           0.56%          0.63%
====================================================================================================================

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 19.  CHARGE FOR BAD AND DOUBTFUL DEBTS

                                                           HALF YEAR       HALF YEAR      FULL YEAR        FULL YEAR
$M                                                           SEPT 03        MARCH 03        SEPT 03          SEPT 02
--------------------------------------------------------------------------------------------------------------------
GENERAL PROVISION:
RECOVERIES OF DEBTS PREVIOUSLY WRITTEN OFF
Business and Consumer Banking                                                    (29)                            (70)
Westpac Institutional Bank                                                        (1)                             (3)
New Zealand Banking and Pacific Banking                                          (17)                            (11)
                                                          ----------------------------------------------------------
                                                                                 (47)                            (84)
WRITE-OFFS
Business and Consumer Banking                                                    116                             328
Westpac Institutional Bank                                                         4                               3
New Zealand Banking and Pacific Banking                                           22                              48
                                                          ----------------------------------------------------------
                                                                                 142                             379
Dynamic provisioning charge                                                      136                              (6)
Transfer to specific provisions                                                  (17)                            172
                                                          ----------------------------------------------------------
CHARGE FOR BAD AND DOUBTFUL DEBTS                                                214                             461
                                                          ==========================================================

SPECIFIC PROVISIONS:
NEW PROVISIONS
Business and Consumer Banking                                                     15                              60
Westpac Institutional Bank                                                        11                             230
New Zealand Banking and Pacific Banking                                            6                              13
                                                          ----------------------------------------------------------
                                                                                  32                             303
NO LONGER REQUIRED
Business and Consumer Banking                                                     (9)                            (36)
Westpac Institutional Bank                                                       (30)                            (80)
New Zealand Banking and Pacific Banking                                          (10)                            (15)
                                                          ----------------------------------------------------------
                                                                                 (49)                           (131)
                                                          ----------------------------------------------------------
TRANSFER FROM GENERAL PROVISIONS                                                 (17)                            172
--------------------------------------------------------------------------------------------------------------------
Bad and doubtful debts charge to average loans
  and acceptances annualised (basis points)                                       29                              33
--------------------------------------------------------------------------------------------------------------------

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2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 20.  DEPOSITS AND PUBLIC BORROWINGS

                                                                                                             % MOV'T
AS AT                                                        30 SEPT        31 MARCH        30 SEPT         SEPT 02-
$M                                                              2003            2003           2002          SEPT 03
--------------------------------------------------------------------------------------------------------------------
DEPOSITS
AUSTRALIA
Non-interest bearing                                                           3,754          3,611
Certificates of deposit                                                       19,817         15,525
Other interest bearing:
  At call                                                                     47,255         45,124
  Term                                                                        19,658         17,701
                                                           ---------------------------------------------------------
TOTAL DEPOSITS IN AUSTRALIA                                                   90,484         81,961
                                                           ---------------------------------------------------------
NEW ZEALAND
Non-interest bearing                                                             929            874
Certificates of deposit                                                        2,959          2,908
Other interest bearing:
  At call                                                                      7,893          7,039
  Term                                                                         8,761          8,279
                                                           ---------------------------------------------------------
TOTAL DEPOSITS IN NEW ZEALAND                                                 20,542         19,100
                                                           ---------------------------------------------------------
OTHER OVERSEAS
Non-interest bearing                                                             229            234
Certificates of deposit                                                        4,321          2,515
Other interest bearing:
  At call                                                                        528            487
  Term                                                                         5,924          6,465
                                                           ---------------------------------------------------------
TOTAL DEPOSITS OTHER OVERSEAS                                                 11,002          9,701
                                                           ---------------------------------------------------------
TOTAL DEPOSITS                                                               122,028        110,762
====================================================================================================================
PUBLIC BORROWINGS BY SUBSIDIARY
  BORROWING CORPORATIONS
AUSTRALIA
                                                           ---------------------------------------------------------
TOTAL PUBLIC BORROWINGS IN AUSTRALIA                                               -              -
                                                           =========================================================
NEW ZEALAND
Secured                                                                            1              1
                                                           ---------------------------------------------------------
TOTAL PUBLIC BORROWINGS IN NEW ZEALAND                                             1              1
                                                           ---------------------------------------------------------
TOTAL PUBLIC BORROWINGS BY SUBSIDIARY
  BORROWING CORPORATIONS                                                           1              1
====================================================================================================================
TOTAL DEPOSITS AND PUBLIC BORROWINGS                                         122,029        110,763
====================================================================================================================

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2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 21.  CAPITAL ADEQUACY

AS AT                                                                        30 SEPT        1 MARCH          30 SEPT
$M                                                                              2003           2003             2002
--------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL
Total equity                                                                                 12,284           10,468
Less: Hybrid capital in excess of tier 1 limit                                                    -                -
Dividends provided for capital adequacy purposes                                               (691)               -
Goodwill (excluding funds management entities)                                               (1,406)          (1,424)
Net future income tax benefit                                                                  (216)            (159)
Estimated reinvestment under dividend reinvestment plan(1)                                      179              166
Retained earnings, reserves and goodwill in life and general
  insurance, funds management and securitisation entities                                    (1,358)            (683)
Equity in captive lenders mortgage insurance entities                                           (38)             (31)
Equity in entities not operating in the field of finance
--------------------------------------------------------------------------------------------------------------------
TOTAL TIER 1 CAPITAL                                                                          8,754            8,337
--------------------------------------------------------------------------------------------------------------------
TIER 2 CAPITAL
Hybrid capital in excess of tier 1 limit                                                          -                -
Subordinated undated capital notes                                                              646              717
General provision for doubtful debts                                                          1,309            1,162
Future income tax benefit related to general provision                                         (393)            (348)
Eligible subordinated bonds, notes and debentures                                             4,062            3,260
--------------------------------------------------------------------------------------------------------------------
TOTAL TIER 2 CAPITAL                                                                          5,624            4,791
--------------------------------------------------------------------------------------------------------------------
TIER 1 AND TIER 2 CAPITAL                                                                    14,378           13,128
Deductions:
  Investments and capital in life insurance, funds
    management and securitisation activities                                                   (745)            (797)
--------------------------------------------------------------------------------------------------------------------
NET QUALIFYING CAPITAL                                                                       13,633           12,331
--------------------------------------------------------------------------------------------------------------------
RISK WEIGHTED ASSETS                                                                        137,828          128,651
--------------------------------------------------------------------------------------------------------------------
Tier 1 capital ratio                                                                            6.4%             6.5%
Tier 2 capital ratio                                                                            4.0%             3.7%
Deductions                                                                                     (0.5)%           (0.6)%
--------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL RATIO                                                                             9.9%             9.6%
====================================================================================================================

AS AT                                                                                      31 MARCH          30 SEPT
$M                                                                                             2003             2002
--------------------------------------------------------------------------------------------------------------------
ADJUSTED COMMON EQUITY
Total Tier 1 capital                                                                          8,754            8,337
Less: Hybrid capital                                                                         (1,120)            (465)
Hybrid in excess of 25% of Tier 1 Capital                                                         -                -
Less: Investments in non-consolidated subsidiaries                                           (1,030)            (797)
--------------------------------------------------------------------------------------------------------------------
ADJUSTED COMMON EQUITY                                                                        6,604            7,075
--------------------------------------------------------------------------------------------------------------------
Risk weighted assets                                                                        137,828          128,651
--------------------------------------------------------------------------------------------------------------------
ADJUSTED COMMON EQUITY TO RISK WEIGHTED ASSETS                                                  4.8%             5.5%
====================================================================================================================

(1). THIS AMOUNT IS DERIVED FROM REINVESTMENT EXPERIENCE OF OUR DIVIDEND REINVESTMENT PLAN. COMPARATIVES HAVE BEEN RESTATED FOR ACTUAL EXPERIENCE.

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2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 22. DERIVATIVE FINANCIAL INSTRUMENTS

                                                                                            POSITIVE MARK-
                                                                          REGULATORY             TO-MARKET           NEGATIVE
AS AT 30 SEPT 2003                                   NOTIONAL                 CREDIT          (REPLACEMENT           MARK-TO-
$BN                                                 AMOUNT(1)          EQUIVALENT(2)              COST)(3)          MARKET(4)
-----------------------------------------------------------------------------------------------------------------------------
TRADING DERIVATIVES OUTSTANDING
INTEREST RATE
Futures
Forwards
Swaps
Purchased options
Sold options
FOREIGN EXCHANGE
Forwards
Swaps
Purchased options
Sold options
COMMODITIES
EQUITIES
-----------------------------------------------------------------------------------------------------------------------------
TRADING DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------
HEDGING DERIVATIVES OUTSTANDING
INTEREST RATE
Futures
Forwards
Swaps
Purchased options
TOTAL HEDGING DERIVATIVES OUTSTANDING
                                                    -------------------------------------------------------------------------
TOTAL GROSS DERIVATIVES
                                                    -------------------------------------------------------------------------
LESS: NETTING BENEFIT
-----------------------------------------------------------------------------------------------------------------------------
NET DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------
AS AT 31 MARCH 2003
AS AT 30 SEPTEMBER 2002
=============================================================================================================================

                                                    OVER          OVER            OVER           OVER
AS AT 30 SEPT 2003              LESS THAN    3 MONTHS TO      6 MONTHS     1 YEAR TO 2     2 YEARS TO        OVER
$BN                              3 MONTHS       6 MONTHS     TO 1 YEAR           YEARS        5 YEARS     5 YEARS       TOTAL
-----------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Swaps

FOREIGN EXCHANGE
Forwards
Swaps
Purchased options
Commodities
Equities and credit
                                ---------------------------------------------------------------------------------------------
TOTAL DERIVATIVES
=============================================================================================================================

(1). NOTIONAL AMOUNT REFERS TO THE FACE VALUE OR THE AMOUNT UPON WHICH CASH FLOWS ARE CALCULATED.
(2). REGULATORY CREDIT EQUIVALENT USING AUSTRALIAN PRUDENTIAL REGULATION AUTHORITY GUIDELINES FOR CAPITAL ADEQUACY REQUIREMENTS.
(3). POSITIVE MARK-TO-MARKET OR REPLACEMENT COST IS THE COST OF REPLACING ALL TRANSACTIONS IN A GAIN POSITION. THIS MEASURE IS THE INDUSTRY STANDARD FOR THE CALCULATION OF CURRENT CREDIT RISK.
(4). NEGATIVE MARK-TO-MARKET REPRESENTS THE COST TO OUR COUNTERPARTIES OF REPLACING ALL TRANSACTIONS IN A LOSS POSITION.

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2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

DAILY EARNINGS AT RISK
We use earnings at risk as the primary method for measuring and monitoring market risk exposure against Board approved limits. The main types of market risk arising from our trading activities are interest rate and foreign exchange risks. Other market risks include commodity, equity, prepayment, specific issuer and capital markets underwriting risks. The table below depicts the aggregate financial markets (including capital markets underwriting) earnings at risk for the last three half years.

$M                                                HIGH                    LOW               AVERAGE
---------------------------------------------------------------------------------------------------
Six months ended 30 September 2003
Six months ended 31 March 2003                     6.5                    2.0                   3.7
Six months ended 30 September 2002                10.0                    3.1                   5.1
---------------------------------------------------------------------------------------------------

                                       AVERAGE FOR THE        AVERAGE FOR THE       AVERAGE FOR THE
                                        6 MONTHS ENDED         6 MONTHS ENDED        6 MONTHS ENDED
$M                                          30 SEPT 03            31 MARCH 03            30 SEPT 02
---------------------------------------------------------------------------------------------------
Interest rate risk                                                        2.3                   3.3
Foreign exchange risk                                                     1.2                   1.0
Volatility risk                                                           0.6                   0.5
Other market risk(1)                                                      1.6                   2.5
Diversification benefit                                                  (2.0)                 (2.2)
                                       ------------------------------------------------------------
NET DERIVATIVES                                                           3.7                   5.1
===================================================================================================

(1). COMMODITY, EQUITY, PREPAYMENT, SPECIFIC ISSUER, AND CAPITAL MARKETS UNDERWRITING.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 23. STATEMENT OF CASH FLOWS

                                                                                                                           % MOV'T
                                                                     HALF YEAR    HALF YEAR     FULL YEAR   FULL YEAR     SEPT 02-
$M                                                                    SEPT 03      MARCH 03      SEPT 03     SEPT 02       SEPT 03
----------------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES
  TO NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF WESTPAC
  BANKING CORPORATION
Net profit attributable to equity holders of Westpac Banking
  Corporation                                                                         1,051                     2,192
Adjustments:
Outside equity interests                                                                  4                         5
Depreciation and goodwill amortisation                                                  209                       373
Increase/(decrease) in sundry provisions and other non-
  cash items                                                                           (750)                     (480)
Bad and doubtful debts                                                                  167                       377
Increase/(decrease) in other financial market asset and
  liabilities                                                                         2,095                     2,544
Increase/(decrease) in trading securities                                             1,474                      (791)
Increase/(decrease) in accrued interest receivable                                      (87)                      (38)
Increase/(decrease) in accrued interest payable                                          56                      (195)
Increase/(decrease) in current tax liabilities                                         (303)                      (19)
Increase/(decrease) in deferred tax liabilities                                         (25)                     (323)
Increase/(decrease) in deferred tax assets                                             (142)                     (140)
Increase/(decrease) in excess of net market value over net
  assets of a controlled entity                                                           -                       261
                                                                     =============================================================
NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES                                   3,749                     3,766
                                                                     =============================================================

Details of assets and liabilities of controlled entities and businesses acquired are as follows:
Cash                                                                                    129                         -
Investment securities                                                                    70                         -
Fixed assets                                                                             29                         4
Life insurance assets                                                                 2,433                         -
Other assets                                                                            184                        34
Due to other financial institutions                                                     (10)                        -
Life insurance policy liabilities                                                    (2,378)                        -
Other liabilities                                                                      (399)                      (40)
                                                                     =============================================================
Fair value of identifiable net assets acquired                                           58                        (2)
Goodwill                                                                                891                       330
Minority interests                                                                       (3)                        -
                                                                     =============================================================
                                                                                        946                       328
                                                                     =============================================================
Cash considerations and acquisition costs                                              (946)                     (328)
Cash acquired                                                                           129                         -
                                                                     =============================================================
CASH PAID FOR ACQUISITIONS (NET OF CASH REQUIRED)                                      (817)                     (328)
----------------------------------------------------------------------------------------------------------------------------------

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2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 24. STATEMENT OF CASH FLOWS (CONTINUED)

                                                                                                                           % MOV'T
                                                                     HALF YEAR    HALF YEAR     FULL YEAR   FULL YEAR     SEPT 02-
$M                                                                    SEPT 03     MARCH 03       SEPT 03     SEPT 02       SEPT 03
----------------------------------------------------------------------------------------------------------------------------------
Details of assets and liabilities of controlled entities and businesses disposed are as follows:
Cash at bank                                                                              -                       458
Loans                                                                                    62                     9,485
Fixed assets                                                                              -                        28
Other assets                                                                              -                       131
Deposits and public borrowings                                                            -                    (8,105)
Other liabilities                                                                         -                      (154)
                                                                     =============================================================
Net assets of entities and businesses disposed                                           62                     1,843
Gain on disposal(1)                                                                       -                       751
                                                                     =============================================================
CASH CONSIDERATION (NET SALE COSTS)                                                      62                     2,594
----------------------------------------------------------------------------------------------------------------------------------

(1). THE NET PROFIT ON SALE OF SHARES IN AGC LTD AND CERTAIN ASSETS OF AGC (NZ) LTD WAS $751 MILLION BEFORE TAX AND $754 MILLION AFTER A TAX CREDIT OF $3 MILLION.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 25. GROUP INVESTMENTS AND CHANGES IN CONTROLLED ENTITIES.

                                      Country where          Beneficial     Carrying
                                        Business is            Interest       Amount
                                         Carried on                   %           $m       Nature of Business
-------------------------------------------------------------------------------------------------------------









=============================================================================================================

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

NOTE 26. RECONCILIATION TO US GAAP

                                                                     FULL YEAR       Full Year     FULL YEAR        Full Year
$M                                                                     SEPT 03         Sept 02       SEPT 03          Sept 02
-----------------------------------------------------------------------------------------------------------------------------
                                                                        US$(1)          US$(1)            A$               A$
NET PROFIT AS REPORTED                                                                   1,190                          2,192
Premises and sites                                                                           8                             15
Amortisation of goodwill                                                                     -                              1
Superannuation (pension) expense adjustment                                                149                            274
 Related income tax expense                                                                (45)                           (83)
Life insurance adjustment                                                                   67                            124
 Related income tax expense                                                                (13)                           (24)
Write down of available for sale securities                                                 81                            149
Employee share option compensation(2)                                                       (9)                           (17)
Distributions on other equity instruments                                                  (26)                           (48)
Start up cost adjustment                                                                    13                             24
 Related income tax expense                                                                 (4)                            (7)
Other non-financial assets                                                                 (21)                           (39)
 Related income tax expense                                                                (10)                           (19)
Software capitalisation adjustment                                                          (6)                           (11)
 Related income tax credit                                                                   2                              3
Derivative instruments (under SFAS 133)                                                     (7)                           (13)
 Related income tax credit                                                                   2                              4
Difference in carrying value of controlled entity sold                                       4                              7
Restructuring costs                                                                         36                             67
 Related income tax expense                                                                (11)                           (20)
-----------------------------------------------------------------------------------------------------------------------------
ADJUSTED US GAAP NET PROFIT                                                              1,400                          2,579
-----------------------------------------------------------------------------------------------------------------------------
OTHER COMPREHENSIVE INCOME
Foreign currency translation reserve                                                       (41)                           (76)
Unrealised net gain/(loss) on available for sale securities                                (57)                          (104)
                                                                     --------------------------------------------------------
TOTAL OTHER COMPREHENSIVE INCOME                                                           (98)                          (180)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMPREHENSIVE INCOME ACCORDING TO US GAAP                                          1,302                          2,399
=============================================================================================================================

(1). AUSTRALIAN DOLLAR AMOUNTS HAVE BEEN TRANSLATED INTO UNITED STATES DOLLARS SOLELY FOR THE CONVENIENCE OF THE READER AT THE RATE OF X, THE NOON BUYING RATE FOR CABLE TRANSFERS ON 30 SEPTEMBER 2003, AS PUBLISHED BY THE FEDERAL RESERVE BANK OF NEW YORK.
(2). UNDER US GAAP WESTPAC ADOPTED THE FAIR VALUE METHOD OF ACCOUNTING UNDER UNITED STATES ACCOUNTING STANDARD SFAS NO. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, IN THE SECOND HALF OF THE YEAR ENDED 30 SEPTEMBER 2002.

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2003 FINAL FINANCIAL INFORMATION               Year End Profit Announcement 2003

6.6     STATEMENT IN RELATION TO THE AUDIT OF ACCOUNTS


'This preliminary final report is based on financial statements which have been audited. The audit report, which was unqualified, will be made available with the Westpac's annual report.'


Dated at Sydney this (30) day of October 2003 for and on behalf of the Board.



Richard Willcock
Group Secretary and General Counsel

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

7.      OTHER INFORMATION                      Year End Profit Announcement 2003

7.1     CREDIT RATINGS(1)

RATING AGENCY                                        LONG TERM    SHORT TERM
----------------------------------------------------------------------------
Fitch Ratings                                           AA-           F1+
Moody's Investor Services                               Aa3           P-1
Standard & Poor's                                       AA-          A-1+
----------------------------------------------------------------------------

7.2     EXCHANGE RATES

SIX MONTHS TO/AS AT                30 SEPT 2003                31 MARCH 2003               30 SEPT 2002
CURRENCY                      AVERAGE         SPOT        AVERAGE          SPOT       AVERAGE         SPOT
----------------------------------------------------------------------------------------------------------
USD                                                        0.5749        0.6040        0.5495       0.5438
GBP                                                        0.3622        0.3828        0.3654       0.3476
NZD                                                        1.1036        1.0908        1.1748       1.1587
----------------------------------------------------------------------------------------------------------

(1). AS AT SEPTEMBER 2003. UNCHANGED DURING THE REPORTING PERIOD.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

OTHER INFORMATION                              Year End Profit Announcement 2003

7.3     DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This half year report contains statements that constitute 'forward-looking statements' within the meaning of section 21E of the U.S. Securities Exchange Act of 1934. The U.S. Private Securities Litigation Reform Act of 1995 provides a 'safe harbour' for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as the information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

Forward-looking statements appear in a number of places in this report and include statements regarding our intent, belief or current expectations with respect to our results of operations and financial condition, including, without limitation, future loan loss provisions and financial support to certain borrowers. We use words such as 'may', 'expect', 'intend', 'plan', 'estimate', 'anticipate', 'believe', 'probability', 'risk', or other similar words to identify forward-looking statements. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of the risks or uncertainties materialise, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this annual report as anticipated, believed, estimated, expected or intended. We do not intend to update these forward-looking statements.

By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that the predictions, forecasts, projections and other forward-looking statements will not be achieved. We caution readers that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements made by us or on our behalf. These factors include:

-    inflation, interest rate, exchange rate, market and monetary fluctuations;

- the effect of, and changes in, laws, regulations, taxation or accounting standards or practices and government policy;

- changes in consumer spending, saving and borrowing habits in Australia and in other countries in which we conduct our operations;

- the effects of competition in the geographic and business areas in which we conduct operations;

-    the ability to increase market share and control expenses;

- the timely development of and acceptance of new products and services and the perceived overall value of these products and services by users;

-    technological changes;

- demographic changes and changes in political, social and economic conditions in any of the major markets in which we operate; and

-    various other factors beyond our control.

The above list is not exhaustive. Our forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those in the forward-looking statements as a result of various factors. When relying on forward-looking statements to make decisions with respect to our company, investors and others should carefully consider the foregoing factors and other uncertainties and events.

We are under no obligation, and disclaim any obligation, to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

OTHER INFORMATION                              Year End Profit Announcement 2003

7.4     SHAREHOLDER CALENDAR

Westpac shares are listed on the Stock Exchanges in Australia, New Zealand, New York and Tokyo.

Important dates for shareholders to note over the following months are:

Ex-dividend date                                                 November 2003
Record date for final dividend (Sydney)(3)                       November 2003                 5.00pm (Sydney time)
Record date for final dividend (New York)(1)                     November 2003               5.00pm (New York time)
Record date for final dividend (New Zealand)(2), (3)             November 2003            5.00pm (New Zealand time)
Dividend payment date                                            December 2003

SHARE REGISTRIES:

Australia and New Zealand - Westpac Shares              New Zealand - NZ Class Shares
ASX Perpetual Registrars Limited                        Computershare Investor Services Ltd
Level 8, 580 George Street                              Level 2, 159 Hurtsmere Road
Sydney NSW 2000                                         Takapuna North Shore City Auckland

New York                                                Tokyo
JP Morgan Chase Bank                                    The Mitsubishi Trust & Banking Corporation
One Chase Manhattan Plaza                               1-7-7, Nishi-Ikebukuro
40th Floor                                              Toshima-Ku
New York NY 10081 USA                                   Tokyo 171 Japan


FOR FURTHER INFORMATION CONTACT:


MEDIA:

David Lording, Head of Media Relations, +61 (0)2 9226 3510


ANALYSIS AND INVESTORS:

Andrew Bowden, Head of Investor Relations, +61 (0)2 9226 4008


Richard Willcock
Group Secretary and General Counsel

30 October 2003

(1). DIVIDENDS WILL BE CONVERTED TO LOCAL CURRENCY AT THE RATE RULING ON THE DATE OF PAYMENT OF DIVIDEND.
(2). DIVIDENDS PAYABLE TO HOLDERS OF ORDINARY SHARES ON THE NEW ZEALAND REGISTER WILL BE CONVERTED TO LOCAL CURRENCY AT THE RULING BUYING RATE FOR
     TELEGRAPHIC TRANSFERS AT....
(3). NEW ZEALAND DATE APPLIES TO NEW ZEALAND CLASS SHAREHOLDERS ONLY. NEW ZEALAND RESIDENTS HOLDING WESTPAC ORDINARY SHARES SHOULD NOTE AUSTRALIA DATES.

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8.      RECONCILIATION OF REPORTED RESULTS     Year End Profit Announcement 2003

8.1     YEAR END RECONCILIATION

1 YEAR TO:                                                                              30 SEPT 2003
                                                        REPORTED    SIGNIFICANT    UNDERLYING    BTFM AND                   ONGOING
$m                                                       RESULTS          ITEMS      BUSINESS     RAAM(2)      HASTINGS    BUSINESS
-----------------------------------------------------------------------------------------------------------------------------------
Interest income
Interest expense
Net interest income
Total non-interest income(1)
                                                        ---------------------------------------------------------------------------
Net operating income
                                                        ---------------------------------------------------------------------------
Operating expenses
 Salaries and other staff expenses
 Equipment and occupancy expenses
 Other expenses
                                                        ---------------------------------------------------------------------------
Operating expenses (excl goodwill)
                                                        ---------------------------------------------------------------------------
Amortisation of goodwill
                                                        ---------------------------------------------------------------------------
Operating profit before bad debts
Bad and doubtful debts
                                                        ---------------------------------------------------------------------------
Profit from ordinary activities before income tax
Income tax expense(1)
Net profit attributable to outside equity interests
                                                        ---------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS
                                                        ===========================================================================
Goodwill amortisation
Distributions on other equity instruments
                                                        ---------------------------------------------------------------------------
Cash earnings
                                                        ===========================================================================
CASH EARNINGS (CENTS) PER ORDINARY SHARE
                                                        ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(1). NON-INTEREST INCOME INCLUDES A $X MILLION DEBIT, AND INCOME TAX EXPENSE A $X MILLION CREDIT ASSOCIATED WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD, AASB 1038, LIFE INSURANCE BUSINESS.
(2). THIS IS A LEGAL ENTITY VIEW OF BTFM AND RAAMS' CONTRIBUTION, AND DOES NOT INCORPORATE FUNDING COSTS ASSOCIATED WITH THE ACQUISITIONS.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RECONCILIATION OF REPORTED RESULTS             Year End Profit Announcement 2003

8.1     YEAR END RECONCILIATION (CONTINUED)

1 YEAR TO:                                                                            30 SEPT 2002
                                                    REPORTED   SIGNIFICANT    UNDERLYING                                   ONGOING
$m                                                   RESULTS         ITEMS      BUSINESS        AGC(2)          RAAM      BUSINESS
----------------------------------------------------------------------------------------------------------------------------------
Interest income                                        9,220             -         9,220           713             -         8,507
Interest expense                                      (5,074)            -        (5,074)         (397)            -        (4,677)
Net interest income                                    4,146             -         4,146           316             -         3,830
Total non-interest income(1)                           2,978           460         2,518            49            28         2,441
                                                    ------------------------------------------------------------------------------
Net operating income                                   7,124           460         6,664           365            28         6,271
                                                    ------------------------------------------------------------------------------
Operating expenses
 Salaries and other staff expenses                    (1,829)         (221)       (1,608)          (39)          (12)       (1,557)
 Equipment and occupancy expenses                       (589)            -          (589)          (18)           (2)         (569)
 Other expenses                                       (1,477)         (222)       (1,255)          (37)          (11)       (1,207)
                                                    ------------------------------------------------------------------------------
Operating expenses (excl goodwill)                    (3,895)         (443)       (3,452)          (94)          (25)       (3,333)
                                                    ------------------------------------------------------------------------------
Amortisation of goodwill                                (100)            -          (100)            -             -          (100)
                                                    ------------------------------------------------------------------------------
Operating profit before bad debts                      3,129            17         3,112           271             3         2,838
Bad and doubtful debts                                  (461)            -          (461)         (101)            -          (360)
                                                    ------------------------------------------------------------------------------
Profit from ordinary activities before income tax      2,668            17         2,651           170             3         2,478
Income tax expense(1)                                   (471)          164          (635)          (64)           (1)         (570)
Net profit attributable to outside equity interests       (5)            -            (5)            -             -            (5)
                                                    ------------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS              2,192           181         2,011           106             2         1,903
                                                    ==============================================================================
Goodwill amortisation                                    100             -           100             -             -           100
Distributions on other equity instruments                (48)            -           (48)            -             -           (48)
                                                    ------------------------------------------------------------------------------
Cash earnings                                          2,244           181         2,063           106             2         1,955
                                                    ==============================================================================
CASH EARNINGS (CENTS) PER ORDINARY SHARE               123.8                       113.9                                     107.9
                                                    ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1). NON-INTEREST INCOME INCLUDES A $47 MILLION DEBIT, AND INCOME TAX EXPENSE A $47 MILLION CREDIT ASSOCIATED WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD, AASB 1038, LIFE INSURANCE BUSINESS.
(2). THIS REPRESENTS EIGHT MONTHS CONTRIBUTION.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RECONCILIATION OF REPORTED RESULTS             Year End Profit Announcement 2003

8.2     HALF YEAR RECONCILIATION

6 MONTHS TO:                                                                           30 SEPT 2003
                                                        REPORTED    SIGNIFICANT    UNDERLYING    BTFM AND                   ONGOING
$m                                                       RESULTS          ITEMS      BUSINESS     RAAM(2)      HASTINGS    BUSINESS
-----------------------------------------------------------------------------------------------------------------------------------
Interest income
Interest expense
Net interest income
Total non-interest income(1)
                                                        ---------------------------------------------------------------------------
Net operating income
                                                        ---------------------------------------------------------------------------
Operating expenses
 Salaries and other staff expenses
 Equipment and occupancy expenses
 Other expenses
                                                        ---------------------------------------------------------------------------
Operating expenses (excl goodwill)
                                                        ---------------------------------------------------------------------------
Amortisation of goodwill
                                                        ---------------------------------------------------------------------------
Operating profit before bad debts
Bad and doubtful debts
                                                        ---------------------------------------------------------------------------
Profit from ordinary activities before income tax
Income tax expense(1)
Net profit attributable to outside equity interests
                                                        ---------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS
                                                        ===========================================================================
Goodwill amortisation
Distributions on other equity instruments
                                                        ---------------------------------------------------------------------------
Cash earnings
                                                        ===========================================================================
CASH EARNINGS (CENTS) PER ORDINARY SHARE
                                                        ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(1). NON-INTEREST INCOME INCLUDES A $X MILLION DEBIT, AND INCOME TAX EXPENSE A $X MILLION CREDIT ASSOCIATED WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD, AASB 1038, LIFE INSURANCE BUSINESS.
(2). THIS IS A LEGAL ENTITY VIEW OF BTFM AND RAAMs' CONTRIBUTION, AND DOES NOT INCORPORATE FUNDING COSTS ASSOCIATED WITH THE ACQUISITIONS.

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RECONCILIATION OF REPORTED RESULTS             Year End Profit Announcement 2003

8.2     HALF YEAR RECONCILIATION (CONTINUED)

6 MONTHS TO:                                                                           31 MARCH 2003
                                                        REPORTED    SIGNIFICANT    UNDERLYING    BTFM AND                   ONGOING
$m                                                       RESULTS          ITEMS      BUSINESS     RAAM(2)      HASTINGS    BUSINESS
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                            4,875              -         4,875          20             -       4,855
Interest expense                                          (2,767)             -        (2,767)         (8)            -      (2,759)
Net interest income                                        2,108              -         2,108          12             -       2,096
Total non-interest income(1)                               1,429              -         1,429         109             7       1,313
                                                        ---------------------------------------------------------------------------
Net operating income                                       3,537              -         3,537         121             7       3,409
                                                        ---------------------------------------------------------------------------
Operating expenses
 Salaries and other staff expenses                          (898)             -          (898)        (54)           (3)       (841)
 Equipment and occupancy expenses                           (296)             -          (296)        (16)            -        (280)
 Other expenses                                             (663)             -          (663)        (33)           (1)       (629)
                                                        ---------------------------------------------------------------------------
Operating expenses (excl goodwill)                        (1,857)             -        (1,857)       (103)           (4)     (1,750)
                                                        ---------------------------------------------------------------------------
Amortisation of goodwill                                     (78)             -           (78)        (26)           (1)        (51)
                                                        ---------------------------------------------------------------------------
Operating profit before bad debts                          1,602              -         1,602          (8)            2       1,608
Bad and doubtful debts                                      (214)             -          (214)          -             -        (214)
                                                        ---------------------------------------------------------------------------
Profit from ordinary activities before income tax          1,388              -         1,388          (8)            2       1,394
Income tax expense(1)                                       (333)             -          (333)         (5)           (1)       (327)
Net profit attributable to outside equity interests           (4)             -            (4)          -             -          (4)
                                                        ---------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                  1,051              -         1,051         (13)            1       1,063
                                                        ===========================================================================
Goodwill amortisation                                         78              -            78          26             1          51
Distributions on other equity instruments                    (34)             -           (34)          -             -         (34)
                                                        ---------------------------------------------------------------------------
Cash earnings                                              1,095              -         1,095          13             2       1,080
                                                        ===========================================================================
CASH EARNINGS (CENTS) PER ORDINARY SHARE                    60.3                         60.3                                  59.5
                                                        ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(1). NON-INTEREST INCOME INCLUDES A $19 MILLION DEBIT, AND INCOME TAX EXPENSE A $19 MILLION CREDIT ASSOCIATED WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD, AASB 1038, LIFE INSURANCE BUSINESS.
(2). THIS IS A LEGAL ENTITY VIEW OF RAAMs' CONTRIBUTION AND DOES NOT INCORPORATE FUNDING COSTS ASSOCIATED WITH THE ACQUISITION. THIS REPRESENTS FOUR MONTHS CONTRIBUTION. IT REPRESENTS FIVE MONTHS CONTRIBUTION FROM BTFM AND SIX MONTHS CONTRIBUTION FROM RAAM.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RECONCILIATION OF REPORTED RESULTS             Year End Profit Announcement 2003

8.2     HALF YEAR RECONCILIATION (CONTINUED)

6 MONTHS TO:                                                                      30 SEPTEMBER 2002
                                                  REPORTED  SIGNIFICANT      EMBEDDED         UNDERLYING                    ONGOING
$m                                                 RESULTS        ITEMS  VALUE UPLIFT           BUSINESS  AGC(3)  RAAM(2)  BUSINESS
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                      4,616            -             -              4,616     178        -     4,438
Interest expense                                    (2,563)           -             -             (2,563)   (105)       -    (2,458)
Net interest income                                  2,053            -             -              2,053      73        -     1,980
Total non-interest income(1)                         1,616          460           (60)             1,216      12       28     1,176
                                                   --------------------------------------------------------------------------------
Net operating income                                 3,669          460           (60)             3,269      85       28     3,156
                                                   --------------------------------------------------------------------------------
Operating expenses
  Salaries and other staff expenses                 (1,006)        (221)            -               (785)    (10)     (12)     (763)
  Equipment and occupancy expenses                    (298)           -             -               (298)     (5)      (2)     (291)
  Other expenses                                      (852)        (222)            -               (630)    (10)     (11)     (609)
                                                   --------------------------------------------------------------------------------
Operating expenses (excl. goodwill)                 (2,156)        (443)            -             (1,713)    (25)     (25)   (1,663)
                                                   --------------------------------------------------------------------------------
Amortisation of goodwill                               (51)           -             -                (51)      -        -       (51)
                                                   --------------------------------------------------------------------------------
Operating profit before bad debts                    1,462           17           (60)             1,505      60        3     1,442
Bad and doubtful debts                                (190)           -             -               (190)    (31)       -      (159)
                                                   --------------------------------------------------------------------------------
Profit from ordinary activities before income tax    1,272           17           (60)             1,315      29        3     1,283
Income tax expense(1)                                  (95)         164            14               (273)    (16)      (1)     (256)
Net profit attributable to outside equity interest      (3)            -            -                 (3)       -       -        (3)
                                                   --------------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS            1,174          181           (46)             1,039      13        2     1,024
                                                   ================================================================================
Goodwill amortisation                                   51            -             -                 51       -        -        51
Embedded value uplift                                   46            -            46                  -       -        -         -
Distributions on other equity instruments              (23)           -             -                (23)      -        -       (23)
                                                   --------------------------------------------------------------------------------
Cash earnings                                        1,248          181             -              1,067      13        2     1,052
                                                   ================================================================================
CASH EARNINGS (CENTS) PER ORDINARY SHARE              68.9                                          58.9                       58.1
                                                   --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(1). NON-INTEREST INCOME INCLUDES A $61 MILLION DEBIT, AND INCOME TAX EXPENSE A $61 MILLION CREDIT ASSOCIATED WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD, AASB 1038, LIFE INSURANCE BUSINESS.
(2). THIS IS A LEGAL ENTITY VIEW OF RAAMs' CONTRIBUTION AND DOES NOT INCORPORATE FUNDING COSTS ASSOCIATED WITH THE ACQUISITION. THIS REPRESENTS FOUR MONTHS CONTRIBUTION.
(3). REPRESENTS TWO MONTHS CONTRIBUTION.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RECONCILIATION OF REPORTED RESULTS             Year End Profit Announcement 2003

8.2     HALF YEAR RECONCILIATION (CONTINUED)

6 MONTHS TO:                                                                     31 MARCH 2002
                                                                          EMBEDDED      UNDERLYING                   ONGOING
$m                                                  REPORTED RESULTS  VALUE UPLIFT        BUSINESS        AGC(2)    BUSINESS
----------------------------------------------------------------------------------------------------------------------------
Interest income                                                4,604             -           4,604        535          4,069
Interest expense                                              (2,511)            -          (2,511)      (292)        (2,219)
Net interest income                                            2,093             -           2,093        243          1,850
Total non-interest income(1)                                   1,362            60           1,302         37          1,265
                                                          ------------------------------------------------------------------
Net operating income                                           3,455            60           3,395        280          3,115
                                                          ------------------------------------------------------------------
Operating expenses
  Salaries and other staff expenses                             (823)            -            (823)       (29)          (794)
  Equipment and occupancy expenses                              (291)            -            (291)       (13)          (278)
  Other expenses                                                (625)            -            (625)       (27)          (598)
                                                          ------------------------------------------------------------------
Operating expenses (excl. goodwill)                           (1,739)            -          (1,739)       (69)        (1,670)
                                                          ------------------------------------------------------------------
Amortisation of goodwill                                         (49)            -             (49)         -            (49)
                                                          ------------------------------------------------------------------
Operating profit before bad debts                              1,667            60           1,607        211          1,396
Bad and doubtful debts                                          (271)            -            (271)       (70)          (201)
                                                          ------------------------------------------------------------------
Profit from ordinary activities before income tax              1,396            60           1,336        141          1,195
Income tax expense(1)                                           (376)          (14)           (362)       (48)          (314)
Net profit attributable to outside equity interests               (2)            -              (2)         -             (2)
                                                          ------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                      1,018            46             972         93            879
                                                          ==================================================================
Goodwill amortisation                                             49             -              49          -             49
Embedded value uplift                                            (46)          (46)              -          -              -
Distributions on other equity instruments                        (25)            -             (25)         -            (25)
                                                          ------------------------------------------------------------------
Cash earnings                                                    996             -             996         93            903
                                                          ==================================================================
CASH EARNINGS (CENTS) PER ORDINARY SHARE                        55.0                          55.0                      49.8
                                                          ------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1). NON-INTEREST INCOME INCLUDES A $14 MILLION CREDIT AND INCOME TAX EXPENSE A $14 MILLION DEBIT ASSOCIATED WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD, AASB 1038, LIFE INSURANCE BUSINESS.
(2). REPRESENTS SIX MONTHS CONTRIBUTION.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RECONCILIATION OF REPORTED RESULTS             Year End Profit Announcement 2003

8.3     RECONCILIATION OF SIGNIFICANT ITEMS

A RECONCILIATION BETWEEN OUR REPORTED EARNINGS AND OUR UNDERLYING EARNINGS IS PROVIDED BELOW:

                                                             HALF YEAR      HALF YEAR    FULL YEAR    FULL YEAR
$M                                                  NOTE       SEPT 03       MARCH 03      SEPT 03      SEPT 02
---------------------------------------------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS                                       1,051                     2,192
Goodwill amortisation                                                              78                       100
Adjustment for embedded value uplift                                                -                         -
Distributions on our hybrid securities                                            (34)                      (48)
                                                             --------------------------------------------------
REPORTED CASH EARNINGS                                                          1,095                     2,244
                                                             --------------------------------------------------
Less significant items:
  Profit on sale of AGC                              1                              -                       754
  Integration expenses                               2                              -                       (60)
  Wealth accounting treatment                        3                              -                      (109)
  Outsourcing start up costs                         4                              -                       (95)
  Superannuation                                     5                              -                      (160)
  Securities write-down                              6                              -                      (149)
                                                             --------------------------------------------------
UNDERLYING CASH EARNINGS                                                        1,095                     2,063
===============================================================================================================

NOTES
1. After tax profit of $754 million was realised on the sale of AGC to GE Capital on 31 May 2002.
2. Charge of $60 million (after tax) relating to the cost associated with the integration of our existing wealth management business into our previously acquired operations.
3. Standardisation of the accounting treatment for the existing and acquired wealth management businesses to an accrual accounting basis. A charge of $109 million (post tax) was recognised as a result of this policy change.
4. $95 million (post tax) of previously capitalised start up costs associated with outsourcing agreements.
5. Adoption of the principles of the International accounting standard IAS 19, Superannuation, resulted in an additional after tax charge of $160 million in the previous period's results. Comparatives have not been restated as it is not practical to do so.
6. Due to change in investment strategy on a portfolio of high yield investments. These securities had previously been intended to be held to maturity. The intention was subsequently changed to have the portfolio available for sale. As a result an after tax charge of $149 million was recognised.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

RECONCILIATION OF REPORTED RESULTS             Year End Profit Announcement 2003

8.4     DETAILED TAX RECONCILIATION

                                                                 HALF YEAR  HALF YEAR  FULL YEAR
                                                                   SEPT 03   MARCH 03    SEPT 03
                                                                 ---------  ---------  ---------
                                                                             REPORTED
$M                                                                             RESULT
-------------------------------------------------------------------------------------------------
PROFIT FROM ORDINARY ACTIVITIES BEFORE INCOME TAX                               1,388
Prima facie income tax (30%)                                                      416
ADD/(DEDUCT) TAX EFFECT OF PERMANENT DIFFERENCES
Rebateable and exempt dividends                                                   (54)
Tax losses and timing differences now tax effected                                 (2)
Life insurance:
   Tax adjustment on policyholders' earnings(1)                                   (13)
   Adjustment for life business tax rates                                          (9)
  Change in excess of net market value over net assets of life
    insurance subsidiaries                                                          -
Gain on sale of controlled entities and businesses                                  -
Other non-assessable items                                                        (30)
Other non-deductible items                                                         24
Adjustment for overseas tax rates                                                   8
Prior period adjustments                                                           (6)
Permanent differences due to sale of AGC                                            -
Other items                                                                        (1)
                                                                 --------------------------------
TOTAL INCOME TAX EXPENSE ATTRIBUTABLE TO PROFIT FROM ORDINARY
  ACTIVITIES                                                                      333
EFFECTIVE TAX RATE (%)                                                           24.0
=================================================================================================

EFFECTIVE TAX RATE (%) (EXCLUDING LIFE COMPANY)                                  25.6
=================================================================================================

                                                                                      FULL YEAR SEPT 02
                                                                  ----------------------------------------------------------
                                                                  REPORTED  SIGNIFICANT       UNDERLYING             ONGOING
$M                                                                  RESULT        ITEMS         BUSINESS    AGC     BUSINESS
----------------------------------------------------------------------------------------------------------------------------
PROFIT FROM ORDINARY ACTIVITIES BEFORE INCOME TAX                    2,668          (17)           2,685   (170)       2,855
Prima facie income tax (30%)                                           800           (5)             805    (51)         856
ADD/(DEDUCT) TAX EFFECT OF PERMANENT DIFFERENCES                                                                           -
Rebateable and exempt dividends                                       (127)           -             (127)      -        (127)
Tax losses and timing differences now tax effected                      69          (45)             114       -         114
Life insurance:                                                                                        -       -           -
   Tax adjustment on policyholders' earnings(1)                        (33)           -              (33)      -         (33)
   Adjustment for life business tax rates                              (25)           -              (25)      -         (25)
  Change in excess of net market value over net assets of life
    insurance subsidiaries                                              18           (9)              27       -          27
Gain on sale of controlled entities and businesses                       -            -             (452)      -        (452)
Other non-assessable items                                             (47)           -              (47)      -         (47)
Other non-deductible items                                              44            -               44       -          44
Adjustment for overseas tax rates                                       19            -               19      (1)         20
Prior period adjustments                                               (24)           -              (24)      1         (25)
Permanent differences due to sale of AGC                              (226)         226                -       -           -
Other items                                                              3           (3)               6     (13)         19
                                                                  ----------------------------------------------------------
TOTAL INCOME TAX EXPENSE ATTRIBUTABLE TO PROFIT FROM ORDINARY
  ACTIVITIES                                                           471          164              307     (64)        371
EFFECTIVE TAX RATE (%)                                                17.7                          11.4    37.6        13.0
============================================================================================================================

EFFECTIVE TAX RATE (%) (EXCLUDING LIFE COMPANY)                       19.2                          12.6    37.6        14.1
============================================================================================================================

(1). IN ACCORDANCE WITH THE REQUIREMENTS OF AUSTRALIAN ACCOUNTING STANDARD, AASB 1038, LIFE INSURANCE BUSINESS, WE RECOGNISE THE TAX POSITION OF POLICYHOLDERS IN OUR LIFE COMPANY IN INCOME AND REVERSE ITS IMPACT IN TAX EXPENSE. THIS TREATMENT HAS NO IMPACT ON NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OR CASH EARNINGS.

[WESTPAC AUSTRALIA'S FIRST BANK LOGO]

9.      ECONOMIC PROFIT                        Year End Profit Announcement 2003

Economic profit is defined as cash earning less a capital charge calculated at 12% of ordinary equity plus the estimated value of franking credits paid to shareholders.

Economic profit is used as a key measure of our financial performance because it focuses on shareholder value by requiring a return in excess of a risk adjusted cost of capital.

RECONCILIATION OF ECONOMIC PROFIT TO NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS FOR THE SIX MONTHS ENDING 30 SEPTEMBER 2003

                                                     Business and Consumer Banking
                                           -------------------------------------------------       Westpac                BT
                                             Consumer      Business     Consumer    Business    Institutional   New    Financial
$M                                  Group  Distribution  Distribution   Products    Products        Bank      Zealand    Group
--------------------------------------------------------------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO
  EQUITY HOLDERS
Goodwill amortised
Distributions on hybrid
  securities
                                    --------------------------------------------------------------------------------------------
CASH EARNINGS
Franking benefit
                                    --------------------------------------------------------------------------------------------
Adjusted cash earnings
                                    --------------------------------------------------------------------------------------------
Average adjusted equity
Equity charge (12%)
                                    --------------------------------------------------------------------------------------------
ECONOMIC PROFIT
--------------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF ECONOMIC PROFIT TO NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS FOR THE SIX MONTHS ENDING 31 MARCH 2003

                                                     Business and Consumer Banking
                                           -------------------------------------------------       Westpac                BT
                                             Consumer      Business     Consumer    Business    Institutional   New    Financial
$M                                  Group  Distribution  Distribution   Products    Products         Bank     Zealand    Group
--------------------------------------------------------------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO
  EQUITY HOLDERS                     1,051          137          180         175         55          202          143         58
Goodwill amortised                      78            8           11          10          1            1           18         28
Distributions on hybrid
  securities                           (34)           -            -           -          -            -            -          -
                                    --------------------------------------------------------------------------------------------
CASH EARNINGS                        1,095          145          191         185         56          203          161         86
Franking benefit                       209           44           58          56         17           35            7         18
                                    --------------------------------------------------------------------------------------------
Adjusted cash earnings               1,304          189          249         241         73          238          168        104
                                    --------------------------------------------------------------------------------------------
Average adjusted equity             10,838          963        2,001       1,694        483        1,876        1,475      1,652
Equity charge (12%)                    645           57          120         102         29          113           88         96
                                    --------------------------------------------------------------------------------------------
ECONOMIC PROFIT                        659          132          129         139         44          125           80          8
--------------------------------------------------------------------------------------------------------------------------------

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ECONOMIC PROFIT                                Year End Profit Announcement 2003

RECONCILIATION OF ECONOMIC PROFIT TO NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS FOR THE 12 MONTHS ENDING 30 SEPTEMBER 2003

                                                     Business and Consumer Banking
                                           -------------------------------------------------       Westpac                BT
                                             Consumer      Business     Consumer    Business    Institutional   New    Financial
$M                                  Group  Distribution  Distribution   Products    Products        Bank      Zealand    Group
--------------------------------------------------------------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO
  EQUITY HOLDERS
Goodwill amortised
Distributions on hybrid
  securities
Adjustment for
  embedded value uplift
                                    --------------------------------------------------------------------------------------------
CASH EARNINGS
Franking benefit
                                    --------------------------------------------------------------------------------------------
Adjusted cash earnings
                                    --------------------------------------------------------------------------------------------
Average adjusted equity
Equity charge (12%)
                                    --------------------------------------------------------------------------------------------
ECONOMIC PROFIT
--------------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF ECONOMIC PROFIT TO NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS FOR THE 12 MONTHS ENDING 30 SEPTEMBER 2002

                                                     Business and Consumer Banking
                                           -------------------------------------------------       Westpac                BT
                                             Consumer      Business     Consumer    Business    Institutional    New   Financial
$M                                Group(1) Distribution  Distribution   Products    Products        Bank       Zealand   Group
--------------------------------------------------------------------------------------------------------------------------------
NET PROFIT ATTRIBUTABLE TO
  EQUITY HOLDERS                     2,011          279          279         349        107          275           241       124
Goodwill amortised                     100           16           22          18          2            0            37         4
Distributions on hybrid
  securities                           (48)           -            -           -          -            -             -         -
Adjustment for
  embedded value uplift                  -            -            -           -          -            -             -         -
                                  ----------------------------------------------------------------------------------------------
CASH EARNINGS                        2,063          295          301         367        109          275           278       128
Franking benefit                       382           86           85          97         34           58            13        18
                                  ----------------------------------------------------------------------------------------------
Adjusted cash earnings               2,445          381          386         464        143          333           291       146
                                  ----------------------------------------------------------------------------------------------
Average adjusted equity             10,367          909        1,645       1,280        436        1,742         1,431       596
Equity charge (12%)                  1,247          109          197         154         52          209           171        71
                                  ----------------------------------------------------------------------------------------------
ECONOMIC PROFIT                      1,198          272          189         310         91          124           120        75
--------------------------------------------------------------------------------------------------------------------------------

(1). GROUP ECONOMIC PROFIT CALCULATED ON AN UNDERLYING EARNINGS BASIS.

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10.     GLOSSARY                               Year End Profit Announcement 2003

EARNINGS


REPORTED RESULTS                              Net profit attributable to equity holders

CASH EARNINGS                                 Net profit attributable to equity holders plus amortisation of goodwill minus dividends paid on hybrid equity minus embedded value uplift.

UNDERLYING EARNINGS                           Cash earnings minus individually significant items and embedded value uplift.

ONGOING BUSINESS EARNINGS                     Underlying earnings minus contributions from AGC (Australia and New Zealand),
                                              RAAM, BTFM, and Hastings.


SHAREHOLDER VALUE


EARNINGS PER ORDINARY SHARE (CENTS)           Net profit attributable to equity holders minus FIRsTS/TOPrS/TPS dividend divided by the weighted average number of fully paid ordinary shares.

WEIGHTED AVERAGE ORDINARY SHARES              Weighted average number of fully paid ordinary shares listed on the ASX as at 31
                                              March 2003 and NZ Class shares.

CASH EARNINGS PER ORDINARY SHARE              Underlying cash earnings divided by the weighted average number of fully paid
(CENTS) UNDERLYING BASIS                      ordinary shares.

FULLY FRANKED DIVIDENDS PER ORDINARY          Dividend paid out of income which carries a credit for Australian company income
SHARE (CENTS)                                 tax paid by the company.

                                              Total fully franked ordinary dividend plus the equivalent dividend paid on the
DIVIDEND PAYOUT RATIO (%)                     NZ Class shares divided by reported cash earnings.

DIVIDEND PAYOUT RATIO UNDERLYING BASIS (%)    Total fully franked ordinary dividend plus the equivalent dividend paid on the
                                              NZ Class shares divided by underlying cash earnings.

RETURN ON EQUITY                              Net profit attributable to equity holders minus FIRsTS/TOPrS/TPS dividend divided by the average equity excluding outside equity interests and average
                                              FIRsTS/TOPrS/TPS.

CASH RETURN ON EQUITY                         Cash earnings divided by the average equity excluding outside equity interests and average FIRsTS/TOPrS/TPS.

ECONOMIC PROFIT ($ MILLION)                   Cash earnings plus a portion (70%) of the face value of franking credits paid to shareholders, less an equity charge calculated using a 12% cost of equity.

ECONOMIC PROFIT UNDERLYING BASIS ($ MILLION)  Economic profit measured on an underlying basis (reported earnings less individually significantly items).

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GLOSSARY                                       Year End Profit Announcement 2003

PRODUCTIVITY AND EFFICIENCY


OPERATING EXPENSES                            Total expenses less the amortisation of goodwill.

EXPENSE TO INCOME RATIO (%)                   Operating expenses divided by net operating income.

EXPENSE TO INCOME RATIO UNDERLYING            Underlying operating expenses divided by underlying operating income.
BASIS (%)

FULL TIME EQUIVALENT STAFF (FTE)              A calculation based on the number of hours worked by full and part time employees as part of their normal duties. For example, the full time equivalent of 1 FTE is 76 hours paid work per fortnight.

BANKING GROUP EXPENSE TO INCOME RATIO         Operating expenses in business and consumer banking, institutional bank, and
                                              New Zealand banking along with corporate centre and group items divided by operating income from these business units.


BUSINESS PERFORMANCE


NET INTEREST SPREAD (%)                       The difference between the average yield on all interest bearing assets and the average rate paid on interest bearing liabilities net of impaired loans.

NET INTEREST MARGIN (%)                       The net interest spread plus the benefit of net non-interest bearing liabilities
                                              & equity.


CAPITAL ADEQUACY


NET CAPITAL RATIO                             Tier 1 capital ratio plus Tier 2 capital ratio minus deductions.

TIER 1 CAPITAL RATIO                          Total Tier 1 capital as defined by APRA divided by Risk Adjusted Assets (RAA).

AVERAGE ORDINARY EQUITY ($ MILLION)           Average equity excluding outside equity interests minus average hybrid equity
                                              FIRsTS/TOPrS/TPS.

ADJUSTED COMMON EQUITY (ACE) TO RISK
WEIGHTED ASSETS (RWA)


AVERAGE TOTAL EQUITY ($ MILLION)              Total shareholders' equity, including NZ Class shares.

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GLOSSARY                                       Year End Profit Announcement 2003

ASSET QUALITY


IMPAIRED ASSETS                               Impaired assets, as defined by APRA can be classified into the following two categories:

                                              Non-accrual assets: assets where income may no longer be accrued because reasonable doubt exists as to the collectability of principal and interest.

                                              Restructured asset: assets where the original contractual terms have been formally modified to provide concessions of interest or principal for reasons related to the financial difficulties of the customer.

90 DAYS PAST DUE                              A loan facility where payments of interest or principal are 90 or more days past due and the value of the security is sufficient to cover the repayment of all principal, interest amounts due and an additional six months interest.


OTHER


HASTINGS                                      Hastings Funds Management Limited. Westpac acquired a controlling interest (51%)
                                              in Hastings on October 16 2002.

RAAM                                          Rothschild Australia Asset Management. Acquired by Westpac on 1 June 2002.

BTFM                                          BT Funds Management. Westpac acquired this business from the Principal Financial
                                              Group on 31 October 2002. The legal entities acquired were Principal Financial
                                              Group (Australia), Holdings Pty Limited in Australia and BT Financial Group (NZ)
                                              Limited in New Zealand.

BTFG                                          BT Financial Group, BTFG is Westpac's newly named wealth management business.
                                              BTFG represents Westpac's total wealth management business and incorporates
                                              Westpac Financial Services, Westpac Life Business, RAAM and BTFM.

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